SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 002-96924

AMANA MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Elliot S. Cohen
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant's Telephone Number – (360) 734-9900 Ext. 1804

Date of fiscal year end: May 31, 2023
Date of reporting period: November 30, 2022

Item 1. Semi-Annual Report

Amana Mutual Funds Trust

Semi-Annual Report

November 30, 2022

Income Fund
AMANX | AMINX

Growth Fund
AMAGX | AMIGX

Developing World Fund
AMDWX | AMIDX

Participation Fund
AMAPX | AMIPX

Performance Summary

As of November 30, 2022

Average Annual Returns (before any taxes paid by shareowners)	1 Year	3 Year	5 Year	10 Year	15 Year	Expense Ratio[1]

Amana Income Fund Investor Shares (AMANX)	1.24%	10.99%	9.67%	11.25%	8.48%	1.01%

Amana Income Fund Institutional Shares (AMINX)	1.49%	11.22%	9.91%	n/a	n/a	0.77%

Amana Growth Fund Investor Shares (AMAGX)	-12.27%	15.17%	15.15%	14.74%	10.63%	0.91%

Amana Growth Fund Institutional Shares (AMIGX)	-12.07%	15.45%	15.42%	n/a	n/a	0.64%

Amana Developing World Fund Investor Shares (AMDWX)	-13.87%	5.01%	2.58%	1.47%	n/a	1.21%

Amana Developing World Fund Institutional Shares (AMIDX)	-13.62%	5.24%	2.77%	n/a	n/a	0.99%

Amana Participation Fund Investor Shares (AMAPX)	-5.21%	-0.05%	1.31%	n/a	n/a	0.80%

Amana Participation Fund Institutional Shares (AMIPX)	-4.86%	0.24%	1.55%	n/a	n/a	0.56%

As of December 31, 2022

Average Annual Returns (before any taxes paid by shareowners)	1 Year	3 Year	5 Year	10 Year	15 Year	Expense Ratio[1]

Amana Income Fund Investor Shares (AMANX)	-8.72%	8.41%	8.63%	10.72%	8.24%	1.01%

Amana Income Fund Institutional Shares (AMINX)	-8.51%	8.64%	8.87%	n/a	n/a	0.77%

Amana Growth Fund Investor Shares (AMAGX)	-19.41%	12.09%	13.93%	14.03%	10.35%	0.91%

Amana Growth Fund Institutional Shares (AMIGX)	-19.22%	12.35%	14.20%	n/a	n/a	0.64%

Amana Developing World Fund Investor Shares (AMDWX)	-17.59%	2.36%	1.45%	0.90%	n/a	1.21%

Amana Developing World Fund Institutional Shares (AMIDX)	-17.44%	2.58%	1.62%	n/a	n/a	0.99%

Amana Participation Fund Investor Shares (AMAPX)	-4.99%	0.19%	1.38%	n/a	n/a	0.80%

Amana Participation Fund Institutional Shares (AMIPX)	-4.64%	0.44%	1.64%	n/a	n/a	0.56%

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-888-732-6262 or visiting www.amanafunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Amana Funds limit the securities they purchase to those consistent with Islamic principles, which limits opportunities and may affect performance.

Institutional Shares of the Amana Income, Growth, and Developing World Funds began operations September 25, 2013.

The Amana Participation Fund began operations September 28, 2015.

A note about risk: Please see the Notes to Financial Statements beginning on page 35 for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Funds’ prospectus or each Fund’s summary prospectus.

[1]

By regulation, expense ratios shown in this table are as stated in the Funds’ most recent prospectus which is dated September 30, 2022, and incorporates results for the fiscal year ended May 31, 2022. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods. Also by regulation, this page shows performance as of the most recent calendar quarter-end in addition to performance through the Funds’ most recent fiscal period.

Please consider an investment’s objectives, risks, charges, and expenses carefully before investing. To obtain a free prospectus or summary prospectus that contains this and other important information on the Amana Funds, please call toll-free 1-888-732-6262 or visit www.amanafunds.com. Please read the prospectus or summary prospectus carefully before investing.

2	Semi-Annual Report	November 30, 2022

Fellow Shareowners:	January 20, 2023

In 2022, three consecutive years of highly remunerative stock market returns collided with persistent inflation, the Federal Reserve pushing rates sharply higher, and Russia’s invasion of Ukraine causing food and energy prices to soar. These combined forces, abetted by high valuations, drove equities to their worst annual performance since 2008 and the Global Financial Crisis. Since the end of World War II there have been only three years when the S&P 500 declined by a greater percentage than in 2022: 1974, following the previous year’s OPEC oil price hikes; 2002, following the 2001 Dot Com crash and amid growing tensions over possible war in Iraq; and 2008, as mentioned above. Technology stocks led the sell-off in 2022, placed at risk by extended valuations as rising interest rates reduced the value of future cash flows.

For the six-month period ended November 30, 2022, the total return for the S&P 500 Index was -0.40% and the broader Dow Jones Islamic Market World Index fell -2.60%. Developing markets also faltered, with the MSCI Emerging Markets Index falling -8.15%. Islamic fixed-income markets suffered as well, with the FTSE IdealRatings Sukuk Index returning -2.15%. Year-to-date as of November 30, the S&P 500 Index was down -9.21%, and fell even further to -18.11% as of December 31, 2022.

For the six months ended November 30, Amana Growth Investor Shares gained 2.89%, Amana Income Investor Shares gained 4.63%, Amana Developing World Investor Shares fell -2.53%, and Amana Participation Investor Shares fell -1.51%. As expected, lower expenses allowed the Institutional Shares of each Fund to post slightly better returns: Amana Growth 3.03%, Amana Income 4.76%, Amana Developing World -2.44%, and Amana Participation -1.28%. More than half of the Amana Funds’ shareowner assets – 52.0% – are now in Institutional shares.

The Amana Funds’ investment philosophy follows Islamic principles, which preclude most investments in banking and finance. We favor companies with good sustainability factors, low debt levels, and strong balance sheets. In volatile and troubled times, these solid principles have repeatedly proven their value.

New Lower Investment Minimums on Investor Shares

The Amana Funds are pleased to announce new lower minimum initial investments on each Fund’s Investor Shares. Investors can now start investing with as little as $100! Previously, the minimum initial investment was $250 on Amana Income, Amana Growth, and Amana Developing World Fund Investor Shares, and $5,000 on Amana Participation Fund Investor Shares. The minimum for Institutional Shares remains at $100,000. We would also like to note that minimums are waived for tax-advantaged accounts including IRAs, HSAs, ESAs, and 401(k)s.

2022 Accolades

As experienced investors, we know that gains or losses over a short interval tell an incomplete story compared to performance evaluated over a lengthier time span, even during times of uncertainty. We take comfort along with our shareowners in the accolades bestowed by fund industry media watchdogs like Morningstar, Investor’s Business Daily, and US News & World Report.

Morningstar rated Amana Growth Fund, Amana Developing World Fund, and Amana Participation Fund with 5 Stars all based on overall performance, as of November 30, 2022. Additionally, ALL Amana Funds – Growth, Income, Developing World, and Participation Funds – were rated 5 Stars for the three-year period ended November 30, 2022. The Growth, Developing World, and Participation Funds earned 5-Star ratings for the five-year period ended November 30, 2022. Please refer to “Morningstar Ratings” on pages 6 and 7 for more details.

Morningstar continued to award “Low Carbon” designations to Amana Income, Growth, and Developing World Funds as of September 31, 2022, which identifies them as “low-carbon” funds within the global universe (see page 7).

Amana Growth also earned “High” (5-Globe) and Amana Developing World earned “Above Average” (4-Globe) Sustainability Ratings from Morningstar as of October 31, 2022 (see page 6).

Semi-Annual Report	November 30, 2022	3

US News & World Report recognized Amana Growth Fund as the number one Large Growth Fund for two quarters in a row for the quarters ended June 30, 2022, and September 30, 2022. US News & World Report’s rankings are particularly meaningful as they aggregate several agencies’ ratings into their analysis: Morningstar, Lipper, Zacks, CFRA, and TheStreet.1

Going Forward

As we embark upon the new year, no question figures more prominently among investors than “What are your market expectations?” Such queries carry greater urgency, given the significant decline in 2022 and recessionary worries in 2023. In response to this question, we typically reply that we are not market prognosticators, preferring to focus on the long-term outlook for the stocks in which we invest. Every four years, however, we arrive upon a market phenomenon with an unblemished multi-decade record of calling the market over the coming year – the Midterm Effect. From 1945 to 2019, the one-year return of the S&P 500 has been positive in 19 out of 19 of the years following a midterm election. For the same period, returns for the S&P 500 in the years following a midterm election averaged 16.28% compared to an average return of 7.99% in other years.

From 1942 until now, the S&P 500 has had 17 down years. However, in that time, there have been only three pairs of consecutive down years (1973-1974, 2000-2001, and 2001-2002). Considering the market’s 2022 downdraft, this perhaps provides another reason for optimism regarding the prospects for 2023 and for remaining engaged with the markets.

Strong Management Matters

Amana Mutual Funds embody basic principles of sound finance: good governance, transparency, fairness, and risk sharing. The Trustees are active governors who take their responsibilities to their shareowners seriously. Saturna staff work globally, based in offices in Bellingham (Washington), Henderson (Nevada), and Kuala Lumpur (Malaysia) to better serve you.

As a group, the five Amana Trustees are solidly committed to investing in Amana Mutual Funds. Including their affiliated accounts, they currently have over $28 million invested in the four mutual funds of the Trust. Dr. Mirza, Mr. Kaiser, and Mr. Fielding remain among the Trust’s largest individual shareowners.

For more information, please visit www.amanafunds.com or call 1-888/73-AMANA. We thank you for investing with us.

Respectfully,

(photo omitted)

Nicholas Kaiser,

President

(photo omitted)

M. Yaqub Mirza,

Independent Board Chairman

[1]

The US News Mutual Fund Score is produced using an equal weighting of the overall ratings provided by their data sources, including Morningstar, Lipper, Zacks, CFRA, and TheStreet. Individual fund rating systems are normalized to a 100-point scale based on point totals assigned to individual scoring systems. For Morningstar’s and CFRA’s five-Star ranking and Zacks’ five-point scale, each star or point awarded would receive 20 points. In TheStreet’s A-to-E scale, a highly rated “A” fund would receive 100 points, while a low-rated “E” would receive 20 points. The five Lipper Leader categories are each worth a total of 20 points, giving 4 points to each 1-to-5 point scale assigned to each section of the Lipper rankings. The US News score is calculated by dividing total points awarded according to the above system by the number of data sources (five). The combined US News Mutual Fund Score ranks funds numerically based on this score. Funds with identical scores to one decimal place are awarded the same numerical ranking. The Amana Growth Fund was ranked first among 1,177 Large Growth Funds, scoring 9.3 out of 10, for the one-year period ended June 30, 2022, and was ranked first among 1,174 Large Growth Funds, scoring 9.4 out of 10, for the one-year period ended September 30, 2022.

4	Semi-Annual Report	November 30, 2022

Portfolio Managers

(photo omitted)	Scott Klimo CFA® Portfolio Manager Amana Growth Fund Deputy Portfolio Manager Amana Income Fund Amana Developing World Fund	(photo omitted)	Bryce Fegley MS, CFA®, CIPM® Deputy Portfolio Manager Amana Income Fund

(photo omitted)	Monem Salam MBA Portfolio Manager Amana Income Fund Amana Developing World Fund Deputy Portfolio Manager Amana Growth Fund	(photo omitted)	Christopher E. Paul MBA, CFA® Deputy Portfolio Manager Amana Growth Fund

(photo omitted)	Patrick Drum MBA, CFA®, CFP® Portfolio Manager Amana Participation Fund	(photo omitted)	Elizabeth Alm CFA® Deputy Portfolio Manager Amana Participation Fund

		(photo omitted)	Levi Stewart Zurbrugg MBA, CPA®, CFA® Deputy Portfolio Manager Amana Developing World Fund

Semi-Annual Report	November 30, 2022	5

Morningstar Ratings (as of November 30, 2022)

Morningstar™ RatingsA	1 Year	3 Year	5 Year	10 Year	15 Year	Overall	Sustainability Rating™ B

Amana Income Fund – “Large Blend” Category

Investor Shares (AMANX)	n/a	êêêêê	êêê	êêê	n/a	êêê	ø ø ø ø ø

% Rank in Category	6	25	62	79	56	n/a	33

Institutional Shares (AMINX)	n/a	êêêêê	êêêê	¶ ¶¶	n/a	êêêê	ø ø ø ø ø

% Rank in Category	6	21	56	74	48	n/a	33

Number of Funds in Category	1,347	1,214	1,108	813	608	1,214	3,391

Amana Growth Fund – “Large Growth” Category

Investor Shares (AMAGX)	n/a	êêêêê	êêêêê	êêêê	n/a	êêêêê	ø ø ø ø ø

% Rank in Category	13	2	3	12	11	n/a	7

Institutional Shares (AMIGX)	n/a	êêêêê	êêêêê	¶¶¶¶¶	n/a	êêêêê	ø ø ø ø ø

% Rank in Category	13	2	2	8	9	n/a	7

Number of Funds in Category	1,231	1,126	1,051	793	574	1,126	1,590

Amana Developing World Fund – “Diversified Emerging Markets” Category

Investor Shares (AMDWX)	n/a	êêêêê	êêê êê	êêêê	n/a	êêêêê	ø ø ø ø ø

% Rank in Category	31	9	11	71	n/a	n/a	21

Institutional Shares (AMIDX)	n/a	êêêêê	êêêêê	¶¶¶¶	n/a	êêêêê	ø ø ø ø ø

% Rank in Category	30	8	9	64	n/a	n/a	21

Number of Funds in Category	812	732	654	383	181	732	1,781

Amana Participation Fund – “Emerging Markets Bond” Category

Investor Shares (AMAPX)	n/a	êêêêê	êêêêê	n/a	n/a	êêêêê	ø ø ø ø ø

% Rank in Category	3	7	4	n/a	n/a	n/a	46

Institutional Shares (AMIPX)	n/a	êêêêê	êêêê	n/a	n/a	êêêêê	ø ø ø ø ø

% Rank in Category	2	4	3	n/a	n/a	n/a	46

Number of Funds in Category	271	249	218	103	40	249	877

The Morningstar Sustainability Rating and the Morningstar Portfolio Sustainability Score are not based on fund performance and are not equivalent to the Morningstar Rating (“Star Rating”).

© 2022 Morningstar®. All rights reserved. Morningstar, Inc. is an independent fund performance monitor. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

A

Morningstar Ratings™ (“Star Ratings”) are as of November 30, 2022 and December 31, 2022. The Morningstar Rating™ for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance (not including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

B

Morningstar Sustainability Ratings are as of October 31, 2022. The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund’s portfolio are managing their environmental, social, and governance (“ESG”) risks and opportunities relative to the fund’s Morningstar category peers. The Morningstar Sustainability Rating calculation is a two-step process. First, each fund with at least 50% of assets covered by a company-level ESG score from Sustainalytics receives a Morningstar Portfolio Sustainability Score™. The Morningstar Portfolio Sustainability Score is an asset-weighted average of normalized company-level ESG scores with deductions made for controversial incidents by the issuing companies, such as environmental accidents, fraud, or discriminatory behavior. The Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Categories in which at least ten (10) funds receive a Portfolio Sustainability Score and is determined by each fund’s rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe. A Sustainability Rating is assigned to any fund that has more than half of its underlying assets rated by Sustainalytics and is within a Morningstar Category with at least 10 scored funds; therefore, the rating is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. Portfolios receive a Morningstar Portfolio Sustainability Score and Sustainability Rating one month and six business days after their reported as-of date based on the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics’ ESG scores from the same month as the portfolio as-of date.

The Fund’s portfolios are actively managed and subject to change, which may result in a different Morningstar Sustainability Score and Rating each month.

The Funds were rated on the following percentages of Assets Under Management:

Amana Income Fund	100%
Amana Growth Fund	100%
Amana Developing World Fund	99%
Amana Developing World Fund	74%

% Rank in Category is the fund’s percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

The Amana Mutual Funds offer two share classes – Investor Shares and Institutional Shares, each of which has different expense structures.

6	Semi-Annual Report	November 30, 2022

Morningstar Ratings (as of December 31, 2022)

Morningstar™ RatingsA	1 Year	3 Year	5 Year	10 Year	15 Year	Overall

Amana Income Fund – “Large Blend” Category

Investor Shares (AMANX)	n/a	êêêêê	êêêê	êêê	n/a	êêêê

% Rank in Category	7	18	53	77	49	n/a

Institutional Shares (AMINX)	n/a	êêêêê	êêê ê	¶¶¶	n/a	êêêê

% Rank in Category	6	15	45	70	44	n/a

Number of Funds in Category	1,358	1,223	1,116	818	614	1,223

Amana Growth Fund – “Large Growth” Category

Investor Shares (AMAGX)	n/a	êêêêê	êêêêê	êêêêê	n/a	êêêêê

% Rank in Category	11	2	2	9	8	n/a

Institutional Shares (AMIGX)	n/a	êêêêê	êêêêê	¶¶¶¶¶	n/a	êêêêê

% Rank in Category	10	2	2	7	7	n/a

Number of Funds in Category	1,235	1,131	1,054	804	579	1,131

Amana Developing World Fund – “Diversified Emerging Markets” Category

Investor Shares (AMDWX)	n/a	êêêêê	êêêêê	êêêê	n/a	êêêêê

% Rank in Category	31	9	11	68	n/a	n/a

Institutional Shares (AMIDX)	n/a	êêêêê	êêêêê	¶¶¶¶	n/a	êêêêê

% Rank in Category	30	8	10	58	n/a	n/a

Number of Funds in Category	816	732	650	394	183	732

Amana Participation Fund – “Emerging Markets Bond” Category

Investor Shares (AMAPX)	n/a	êêêêê	êêêêê	n/a	n/a	êêêêê

% Rank in Category	2	4	6	n/a	n/a	n/a

Institutional Shares (AMIPX)	n/a	êêêêê	êêêêê	n/a	n/a	êêêêê

% Rank in Category	1	2	4	n/a	n/a	n/a

Number of Funds in Category	270	248	223	103	41	248

Morningstar Carbon Metrics (as of September 30, 2022)

Morningstar carbon metrics are asset-weighted portfolio calculations based on their Sustainalytics subsidiary’s carbon-risk research. Based on two of these metrics – Carbon Risk Score and Fossil Fund Involvement % – funds may receive the Low Carbon designation, which allows investors to easily identify low-carbon funds within the global universe.

The portfolio Carbon Risk Score is a number between 0 and 100 (a lower score is better). A portfolio’s Carbon Risk Score is the asset-weighted sum of the carbon risk scores of its holdings, averaged over the trailing 12 months. The carbon risk of a company is Sustainalytics’ evaluation of the degree to which a firm’s activities and products are aligned with the transition to a low-carbon economy. The assessment includes carbon intensity, fossil fuel involvement, stranded assets exposure, mitigation strategies, and green product solutions.

Fossil Fuel Involvement % is the portfolio’s asset-weighted percentage exposure to fossil fuels, averaged over the trailing 12 months. Companies with fossil fuel involvement are defined as those in the following subindustries: Thermal Coal Extraction, Thermal Coal Power Generation, Oil & Gas Production, Oil & Gas Power Generation, and Oil & Gas Products & Services.

To receive the Low Carbon designation a fund must have a Carbon Risk Score below 10 and a Fossil Fuel Involvement % of less than 7% of assets. For these metrics to be calculated, at least 67% of a portfolio’s assets must be covered by Sustainalytics company carbon-risk research. All Morningstar carbon metrics are calculated quarterly.

Amana Income Fund was rated on 90%, Amana Growth Fund was rated on 91%, and Amana Developing World Fund was rated on 73% of assets under management.

Semi-Annual Report	November 30, 2022	7

Amana Income Fund: Performance Summary

Average Annual Returns (as of November 30, 2022)

	1 Year	5 Year	10 Year	Expense Ratio[1]

Investor Shares (AMANX)	1.24%	9.67%	11.25%	1.01%

Institutional Shares (AMINX)[2]	1.49%	9.91%	n/a	0.77%

S&P 500 Index	-9.21%	10.97%	13.33%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on November 30, 2012, to an identical amount invested in the S&P 500 Index, a broad-based stock market index. The graph shows that an investment in Investor Shares of the Fund would have risen to $29,042 versus $34,966 in the Index. Investor Shares are used in this chart because they have a longer track record. Please note that investors cannot invest directly in the Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, expense ratios shown in this table are as stated in the Funds’ most recent prospectus, which is dated September 30, 2022, and incorporates results for the fiscal year ended May 31, 2022. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

[2]	Institutional shares of the Amana Income Fund began operations September 25, 2013.

Fund Objective

The objectives of the Income Fund are current income and preservation of capital, consistent with Islamic principles; current income is its primary objective.

Top 10 Holdings

% of Total Net Assets

Eli Lilly	10.5%

Microsoft	6.4%

Rockwell Automation	4.9%

Genuine Parts	4.4%

Taiwan Semiconductor ADR	4.3%

Illinois Tool Works	4.3%

Honeywell International	3.6%

Pfizer	3.4%

Bristol-Myers Squibb	3.3%

PPG Industries	3.2%

Portfolio Diversification

% of Total Net Assets

Large Pharma	21.6%	∎
Household Products	6.5%	∎
Infrastructure Software	6.4%	∎
Commercial & Residential Building Equipment & Systems	5.4%	∎
Measurement Instruments	4.9%	∎
Basic & Diversified Chemicals	4.9%	∎
Specialty Chemicals	4.8%	∎
Semiconductor Devices	4.5%	∎
Automotive Retailers	4.4%	∎
Industrial Machinery	4.3%	∎
Semiconductor Manufacturing	4.3%	∎
Other industries < 3.5%	19.1%	∎
Other Assets (net of liabilities)	8.9%	∎

8	Semi-Annual Report	November 30, 2022

Amana Income Fund: Schedule of Investments	As of November 30, 2022

Common Stocks – 91.1%	Number of Shares	Cost	Market Value	Percentage of Net Assets

Consumer Discretionary

Automotive Retailers

Genuine Parts	382,000	$15,016,749	$70,032,060	4.4%

Home Improvement

Stanley Black & Decker	71,950	4,850,611	5,879,754	0.3%

		19,867,360	75,911,814	4.7%

Consumer Staples

Household Products

Colgate-Palmolive	415,400	15,151,572	32,185,192	2.0%

Kimberly-Clark	230,000	13,960,736	31,194,900	1.9%

Procter & Gamble	135,000	16,030,154	20,136,600	1.3%

Unilever ADR	420,000	14,236,893	21,159,600	1.3%

		59,379,355	104,676,292	6.5%

Packaged Food

McCormick & Co	559,288	13,161,835	47,640,152	3.0%

		72,541,190	152,316,444	9.5%

Health Care

Biotech

Amgen	106,000	25,857,756	30,358,400	1.9%

Large Pharma

AbbVie	140,000	3,688,616	22,565,200	1.4%

Bristol-Myers Squibb	650,000	15,185,381	52,182,000	3.3%

Eli Lilly	455,000	15,545,890	168,841,400	10.5%

Johnson & Johnson	125,000	10,460,152	22,250,000	1.4%

Novartis ADR	275,400	14,323,946	24,664,824	1.6%

Pfizer	1,100,000	18,605,774	55,143,000	3.4%

		77,809,759	345,646,424	21.6%

Medical Devices

Abbott Laboratories	350,000	8,392,885	37,653,000	2.3%

		112,060,400	413,657,824	25.8%

Industrials

Commercial & Residential Building Equipment & Systems

Honeywell International	260,000	10,768,521	57,083,000	3.6%

Johnson Controls International	430,000	27,645,988	28,569,200	1.8%

		38,414,509	85,652,200	5.4%

Courier Services

United Parcel Service, Class B	110,000	20,602,851	20,870,300	1.3%

Flow Control Equipment

Parker Hannifin	40,000	1,586,972	11,957,600	0.7%

Industrial Distribution & Rental

W.W. Grainger	80,000	7,590,798	48,244,800	3.0%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2022	9

Amana Income Fund: Schedule of Investments	As of November 30, 2022

Common Stocks – 91.1%	Number of Shares	Cost	Market Value	Percentage of Net Assets

Industrials (continued)

Industrial Machinery

Illinois Tool Works	300,000	$14,672,460	$68,241,000	4.3%

Measurement Instruments

Rockwell Automation	300,000	13,657,124	79,266,000	4.9%

Rail Freight

Canadian National Railway	384,000	8,600,818	49,317,120	3.1%

		105,125,532	363,549,020	22.7%

Materials

Basic & Diversified Chemicals

Air Products & Chemicals	110,000	6,424,723	34,117,600	2.2%

Linde	130,000	8,531,142	43,742,400	2.7%

		14,955,865	77,860,000	4.9%

Specialty Chemicals

3M	200,000	13,704,248	25,194,000	1.6%

PPG Industries	379,000	12,758,054	51,248,380	3.2%

		26,462,302	76,442,380	4.8%

		41,418,167	154,302,380	9.7%

Technology

Communications Equipment

Cisco Systems	600,000	27,297,500	29,832,000	1.8%

Consumer Electronics

Nintendo	650,000	32,232,217	27,580,494	1.7%

Infrastructure Software

Microsoft	400,000	7,953,170	102,056,000	6.4%

Semiconductor Devices

Intel	900,000	19,537,540	27,063,000	1.7%

Texas Instruments	250,000	38,489,292	45,115,000	2.8%

		58,026,832	72,178,000	4.5%

Semiconductor Manufacturing

Taiwan Semiconductor ADR	824,500	8,249,619	68,417,010	4.3%

		133,759,338	300,063,504	18.7%

Total investments		$484,771,987	$1,459,800,986	91.1%

Other assets (net of liabilities)			142,839,797	8.9%

Total net assets			$1,602,640,783	100.0%

ADR: American Depositary Receipt

10	Semi-Annual Report	November 30, 2022	The accompanying notes are an integral part of these financial statements.

Amana Income Fund

Statement of Assets and Liabilities

As of November 30, 2022

Assets

Investments in securities, at value (Cost $484,771,987)	$1,459,800,986

Cash	142,125,239

Dividends receivable	4,085,446

Receivable for Fund shares sold	149,619

Prepaid expenses	26,834

Other assets	2,529

Total assets	1,606,190,653

Liabilities

Payable for securities purchased	1,889,889

Accrued advisory fees	946,259

Payable for Fund shares redeemed	487,032

Accrued 12b-1 distribution fees	151,654

Accrued retirement plan custody fee	49,721

Accrued other operating expenses	10,021

Accrued legal expenses	5,907

Accrued trustee expenses	4,709

Accrued Chief Compliance Officer expenses	4,678

Total liabilities	3,549,870

Net Assets	$1,602,640,783

Analysis of Net Assets

Paid-in capital (unlimited shares authorized, without par value)	$516,041,679

Total distributable earnings	1,086,599,104

Net assets applicable to Fund shares outstanding	$1,602,640,783

Net asset value per Investor Share	AMANX

Net assets, at value	$766,149,741

Shares outstanding	12,339,184

Net asset value, offering and redemption price per share	$62.09

Net asset value per Institutional Share	AMINX

Net assets, at value	$836,491,042

Shares outstanding	13,582,095

Net asset value, offering and redemption price per share	$61.59

Statement of Operations

Period ended November 30, 2022

Investment income

Dividend Income (net of foreign tax of $264,681)	$14,783,673

Miscellaneous income	2,020

Total investment income	14,785,693

Expenses

Investment advisory fees	5,585,172

12b-1 distribution fees	894,198

Filing and registration fees	35,055

Custodian fees	32,925

Retirement plan custodial fees

Investor Shares	42

Institutional Shares	26,006

Other operating expenses	25,120

Printing and postage fees	21,999

Legal fees	18,947

Audit fees	15,041

Chief Compliance Officer expenses	11,518

Trustee fees	5,507

Total gross expenses	6,671,530

Less custodian fee credits	(32,925)

Net expenses	6,638,605

Net investment income	$8,147,088

Net realized gain from investments and foreign currency	$51,967,702
Net increase in unrealized appreciation on investments	11,425,126

Net gain on investments	$63,392,828

Net increase in net assets resulting from operations	$71,539,916

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2022	11

Amana Income Fund

Statements of Changes in Net Assets	Period ended November 30, 2022	Year ended May 31, 2022

Increase (decrease) in net assets from operations

From operations

Net investment income	$8,147,088	$16,768,051

Net realized gain on investment	51,967,702	86,498,012

Net increase (decrease) in unrealized appreciation	11,425,126	(81,975,793)

Net increase in net assets	71,539,916	21,290,270

Distributions to shareowners

Net dividend and distribution to shareowners - Investor Shares	-	(39,012,483)

Net dividend and distribution to shareowners - Institutional Shares	-	(42,119,427)

Total distributions	-	(81,131,910)

Capital share transactions

Proceeds from the sale of shares

Investor Shares	20,439,750	63,205,053

Institutional Shares	52,094,204	195,808,033

Value of shares issued in reinvestment of dividends and distributions

Investor Shares	-	37,828,390

Institutional Shares	-	40,674,735

Cost of shares redeemed

Investor Shares	(34,310,455)	(169,927,539)

Institutional Shares	(42,379,892)	(117,623,925)

Total capital share transactions	(4,156,393)	49,964,747

Total increase (decrease) in net assets	67,383,523	(9,876,893)

Net assets

Beginning of period	1,535,257,260	1,545,134,153

End of period	$1,602,640,783	$1,535,257,260

Shares of the Fund sold and redeemed

Investor Shares (AMANX)

Number of shares sold	357,108	1,013,224

Number of shares issued in reinvestment of dividends and distributions	-	584,713

Number of shares redeemed	(597,478)	(2,695,833)

Net decrease in number of shares outstanding	(240,370)	(1,097,896)

Institutional Shares (AMINX)

Number of shares sold	913,747	3,142,847

Number of shares issued in reinvestment of dividends and distributions	-	636,014

Number of shares redeemed	(747,185)	(1,892,271)

Net increase in number of shares outstanding	166,562	1,886,590

12	Semi-Annual Report	November 30, 2022	The accompanying notes are an integral part of these financial statements.

Amana Income Fund: Financial Highlights

Investor Shares (AMANX)	Period ended		Year ended May 31,

Selected data per share of outstanding capital stock throughout each period:	Nov. 30, 2022	2022	2021	2020	2019	2018

Net asset value at beginning of period	$59.34	$61.52	$50.03	$48.32	$48.91	$48.03

Income from investment operations

Net investment incomeA	0.28	0.59	0.58	0.67	0.61	0.58

Net gains on securities (both realized & unrealized)	2.47	0.37	14.53	5.17	1.80	3.28

Total from investment operations	2.75	0.96	15.11	5.84	2.41	3.86

Less distributions

Dividends (from net investment income)	-	(0.55)	(0.56)	(0.66)	(0.62)	(0.57)

Distributions (from capital gains)	-	(2.59)	(3.06)	(3.47)	(2.38)	(2.41)

Total distributions	-	(3.14)	(3.62)	(4.13)	(3.00)	(2.98)

Net asset value at end of period	$62.09	$59.34	$61.52	$50.03	$48.32	$48.91

Total ReturnB	4.63%	1.16%	30.87%	11.77%	5.35%	7.82%

Ratios / supplemental data

Net assets ($000), end of period	$766,150	$746,534	$841,439	$735,565	$805,610	$882,571

Ratio of expenses to average net assets

Before custodian fee creditsC	1.02%	1.01%	1.04%	1.06%	1.11%	1.13%

After custodian fee creditsC	1.02%	1.01%	1.04%	1.06%	1.10%	1.12%

Ratio of net investment income after custodian fee credits to average net assetsC	0.97%	0.94%	1.03%	1.31%	1.22%	1.14%

Portfolio turnover rateB	5%	5%	5%	0%	1%	1%

Institutional Shares (AMINX)	Period ended		Year ended May 31,

Selected data per share of outstanding capital stock throughout each period:	Nov. 30, 2022	2022	2021	2020	2019	2018

Net asset value at beginning of period	$58.79	$61.04	$49.72	$48.12	$48.72	$47.90

Income from investment operations

Net investment incomeA	0.35	0.74	0.71	0.78	0.74	0.70

Net gains on securities (both realized & unrealized)	2.45	0.37	14.42	5.13	1.79	3.26

Total from investment operations	2.80	1.11	15.13	5.91	2.53	3.96

Less distributions

Dividends (from net investment income)	-	(0.77)	(0.75)	(0.84)	(0.75)	(0.73)

Distributions (from capital gains)	-	(2.59)	(3.06)	(3.47)	(2.38)	(2.41)

Total distributions	-	(3.36)	(3.81)	(4.31)	(3.13)	(3.14)

Net asset value at end of period	$61.59	$58.79	$61.04	$49.72	$48.12	$48.72

Total ReturnB	4.76%	1.40%	31.14%	11.96%	5.63%	8.05%

Ratios / supplemental data

Net assets ($000), end of period	$836,491	$788,724	$703,695	$533,239	$472,724	$451,651

Ratio of expenses to average net assets

Before custodian fee creditsC	0.78%	0.77%	0.80%	0.83%	0.87%	0.89%

After custodian fee creditsC	0.78%	0.77%	0.79%	0.82%	0.86%	0.88%

Ratio of net investment income after custodian fee credits to average net assetsC	1.21%	1.19%	1.27%	1.55%	1.47%	1.39%

Portfolio turnover rateB	5%	5%	5%	0%	1%	1%

A	Calculated using average shares outstanding
B	Not annualized for periods of less than one year
C	Annualized for periods of less than one year

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2022	13

Amana Growth Fund: Performance Summary

Average Annual Returns (as of November 30, 2022)

	1 Year	5 Year	10 Year	Expense Ratio[1]

Investor Shares (AMAGX)	-12.27%	15.15%	14.74%	0.91%

Institutional Shares (AMIGX)[2]	-12.07%	15.42%	n/a	0.64%

S&P 500 Index	-9.21%	10.97%	13.33%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on November 30, 2012, to an identical amount invested in the S&P 500 Index, a broad-based stock market index. The graph shows that an investment in Investor Shares of the Fund would have risen to $39,577 versus $34,966 in the Index. Investor Shares are used in this chart because they represent the larger share class in terms of assets and have a longer track record. Please note that investors cannot invest directly in the Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, expense ratios shown in this table are as stated in the Funds’ most recent prospectus, which is dated September 30, 2022, and incorporates results for the fiscal year ended May 31, 2022. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

[2]	Institutional shares of the Amana Growth Fund began operations September 25, 2013.

Fund Objective

The objective of the Growth Fund is long-term capital growth, consistent with Islamic principles.

Top 10 Holdings

% of Total Net Assets

Apple	8.7%

ASML Holding NY	5.5%

Agilent Technologies	4.1%

Eli Lilly	3.8%

Novo Nordisk ADR	3.6%

Intuit	3.4%

Adobe	3.2%

Estee Lauder, Class A	3.2%

Amgen	3.0%

Taiwan Semiconductor ADR	2.9%

Portfolio Diversification

% of Total Net Assets

Communications Equipment	13.3%	∎
Large Pharma	12.9%	∎
Semiconductor Manufacturing	8.4%	∎
Application Software	6.6%	∎
Household Products	6.0%	∎
Measurement Instruments	5.2%	∎
Commercial & Residential Building Equipment & Systems	4.5%	∎
Specialty Apparel Stores	4.3%	∎
Life Science Equipment	4.1%	∎
Rail Freight	3.8%	∎
Infrastructure Software	3.3%	∎
Biotech	3.0%	∎
Other industries < 3.0%	16.2%	∎
Other Assets (net of liabilities)	8.4%	∎

14	Semi-Annual Report	November 30, 2022

Amana Growth Fund: Schedule of Investments	As of November 30, 2022

Common Stocks – 91.6%	Number of Shares	Cost	Market Value	Percentage of Net Assets

Communications

Internet Media

Alphabet, Class A1	660,000	$74,180,314	$66,653,400	1.9%

Consumer Discretionary

Home Products Stores

Lowe’s	400,000	8,620,300	85,020,000	2.5%

Specialty Apparel Stores

Lululemon Athletica[1]	150,000	50,431,904	57,046,500	1.6%

TJX Companies	1,150,000	12,679,185	92,057,500	2.7%

		63,111,089	149,104,000	4.3%

		71,731,389	234,124,000	6.8%

Consumer Staples

Household Products

Church & Dwight	1,182,750	21,185,584	96,831,743	2.8%

Estee Lauder, Class A	458,594	16,624,230	108,131,879	3.2%

		37,809,814	204,963,622	6.0%

Health Care

Biotech

Amgen	355,000	18,341,782	101,672,000	3.0%

Large Pharma

AstraZeneca ADR	1,020,000	69,184,692	69,329,400	2.0%

Eli Lilly	350,000	12,007,975	129,878,000	3.8%

Johnson & Johnson	380,000	23,150,478	67,640,000	2.0%

Merck & Co	450,000	47,464,635	49,554,000	1.5%

Novo Nordisk ADR	1,002,195	7,665,243	124,873,497	3.6%

		159,473,023	441,274,897	12.9%

Life Science Equipment

Agilent Technologies	900,000	16,302,137	139,482,000	4.1%

Managed Care

Elevance Health	136,000	64,775,408	72,477,120	2.1%

Medical Devices

Stryker	300,000	15,657,168	70,167,000	2.0%

		274,549,518	825,073,017	24.1%

Industrials

Commercial & Residential Building Equipment & Systems

Johnson Controls International	1,244,000	59,845,842	82,651,360	2.4%

Trane	400,000	66,621,870	71,368,000	2.1%

		126,467,712	154,019,360	4.5%

Industrial Distribution & Rental

Fastenal	633,000	7,613,243	32,605,830	1.0%

Measurement Instruments

Keysight Technologies[1]	500,000	8,390,911	90,445,000	2.6%

Trimble[1]	1,500,000	15,966,794	89,625,000	2.6%

		24,357,705	180,070,000	5.2%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2022	15

Amana Growth Fund: Schedule of Investments	As of November 30, 2022

Common Stocks – 91.6%	Number of Shares	Cost	Market Value	Percentage of Net Assets

Industrials (continued)

Metalworking Machinery

Lincoln Electric Holdings	307,000	$6,707,264	$45,399,160	1.3%

Rail Freight

Norfolk Southern	250,000	14,370,513	64,125,000	1.9%

Union Pacific	300,000	16,986,610	65,229,000	1.9%

		31,357,123	129,354,000	3.8%

		196,503,047	541,448,350	15.8%

Materials

Agricultural Chemicals

Corteva	1,050,000	59,533,180	70,518,000	2.1%

Technology

Application Software

Adobe[1]	320,600	10,572,380	110,584,558	3.2%

Intuit	285,600	9,926,412	116,407,704	3.4%

		20,498,792	226,992,262	6.6%

Communications Equipment

Apple	2,005,800	1,523,285	296,918,574	8.7%

Cisco Systems	1,500,000	26,759,130	74,580,000	2.1%

Motorola Solutions	310,000	79,705,053	84,382,000	2.5%

		107,987,468	455,880,574	13.3%

Information Services

Gartner[1]	179,900	6,185,085	63,031,563	1.8%

Infrastructure Software

Microsoft	205,000	54,427,656	52,303,700	1.5%

Oracle	737,200	21,467,457	61,209,716	1.8%

		75,895,113	113,513,416	3.3%

Semiconductor Devices

Advanced Micro Devices[1]	662,950	8,416,084	51,464,808	1.5%

Semiconductor Manufacturing

ASML Holding NY	308,000	10,937,644	187,300,960	5.5%

Taiwan Semiconductor ADR	1,222,471	12,765,781	101,440,644	2.9%

		23,703,425	288,741,604	8.4%

		242,685,967	1,199,624,227	34.9%

Total investments		$956,993,229	$3,142,404,616	91.6%

Other assets (net of liabilities)			286,738,818	8.4%

Total net assets			$3,429,143,434	100.0%

[1]	Non-income producing

ADR:	American Depositary Receipt

16	Semi-Annual Report	November 30, 2022	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund

Statement of Assets and Liabilities

As of November 30, 2022

Assets

Investments in securities, at value (Cost $956,993,229)	$3,142,404,616

Cash	267,320,821

Receivable for security sales	33,656,608

Dividends receivable	3,976,060

Receivable for Fund shares sold	1,814,033

Prepaid expenses	63,594

Total assets	3,449,235,732

Liabilities

Payable for securities purchased	16,257,930

Accrued advisory fees	1,699,286

Payable for Fund shares redeemed	1,692,189

Accrued 12b-1 distribution fees	338,256

Accrued retirement plan custody fee	73,509

Accrued other liabilities	14,292

Accrued Chief Compliance Officer expenses	9,925

Accrued trustee expenses	6,911

Total liabilities	20,092,298

Net Assets	$3,429,143,434

Analysis of Net Assets

Paid-in capital (unlimited shares authorized, without par value)	$1,090,935,795

Total distributable earnings	2,338,207,639

Net assets applicable to Fund shares outstanding	$3,429,143,434

Net asset value per Investor Share	AMAGX

Net assets, at value	$1,735,119,079

Shares outstanding	27,888,175

Net asset value, offering and redemption price per share	$62.22

Net asset value per Institutional Share	AMIGX

Net assets, at value	$1,694,024,355

Shares outstanding	27,044,874

Net asset value, offering and redemption price per share	$62.64

Statement of Operations

Period ended November 30, 2022

Investment income

Dividend income (net of foreign taxes of ($476,835))	$17,131,450

Miscellaneous income	1,083

Total investment income	17,132,533

Expenses

Investment advisory fees	10,047,788

12b-1 distribution fees	2,029,110

Filing and registration fees	86,630

Custodian fees	63,673

Other operating expenses	52,109

Printing and postage fees	46,164

ReFlow fees	42,991

Legal fees	39,485

Retirement plan custodial fees

Investor Shares	73

Institutional Shares	38,957

Chief Compliance Officer expenses	33,020

Audit fees	31,135

Trustee fees	25,000

Total gross expenses	12,536,135

Less custodian fee credits	(63,673)

Net expenses	12,472,462

Net investment income	$4,660,071

Net realized gain from investments	$65,816,831	A

Net increase in unrealized appreciation on investments	31,486,683

Net gain on investments	$97,303,514

Net increase in net assets resulting from operations	$101,963,585

A	Includes $13,619,580 in net realized gains from redemptions in-kind.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2022	17

Amana Growth Fund

Statements of Changes in Net Assets	Period ended November 30, 2022	Year ended May 31, 2022

Increase in net assets from operations

From operations

Net investment income	$4,660,071	$6,668,755

Net realized gain on investment	65,816,831	156,439,782

Net increase (decrease) in unrealized appreciation	31,486,683	(212,645,392)

Net increase (decrease) in net assets	101,963,585	(49,536,855)

Distributions to shareowners

Net dividend and distribution to shareowners - Investor Shares	-	(10,731,202)

Net dividend and distribution to shareowners - Institutional Shares	-	(12,600,454)

Total distributions	-	(23,331,656)

Capital share transactions

Proceeds from the sale of shares

Investor Shares	93,311,006	369,297,243

Institutional Shares	278,208,154	596,315,727

Value of shares issued in reinvestment of dividends and distributions

Investor Shares	-	10,393,301

Institutional Shares	-	12,250,680

Cost of shares redeemed

Investor Shares	(90,922,245)	(404,487,360)

Institutional Shares	(127,639,025)	(363,120,682)

Total capital share transactions	152,957,890	220,648,909

Total increase in net assets	254,921,475	147,780,398

Net assets

Beginning of period	3,174,221,959	3,026,441,561

End of period	$3,429,143,434	$3,174,221,959

Shares of the Fund sold and redeemed

Investor Shares (AMAGX)

Number of shares sold	1,601,340	5,421,126

Number of shares issued in reinvestment of dividends and distributions	-	144,091

Number of shares redeemed	(1,569,434)	(6,077,316)

Net increase (decrease) in number of shares outstanding	31,906	(512,099)

Institutional Shares (AMIGX)

Number of shares sold	4,746,918	8,919,985

Number of shares issued in reinvestment of dividends and distributions	-	169,091

Number of shares redeemed	(2,203,821)	(5,581,408)

Net increase in number of shares outstanding	2,543,097	3,507,668

18	Semi-Annual Report	November 30, 2022	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund: Financial Highlights

Investor Shares (AMAGX)	Period ended		Year ended May 31,

Selected data per share of outstanding capital stock throughout each period:	Nov. 30, 2022	2022	2021	2020		2019	2018

Net asset value at beginning of period	$60.47	$61.17	$45.39	$39.31		$36.24	$34.42

Income from investment operations

Net investment incomeA	0.05	0.05	0.10	0.15		0.13	0.16

Net gains (losses) on securities (both realized and unrealized)	1.70	(0.37)	18.74	7.33		4.14	5.47

Total from investment operations	1.75	(0.32)	18.84	7.48		4.27	5.63

Less distributions

Dividends (from net investment income)	-	(0.05)	(0.13)	(0.16)		(0.16)	(0.17)

Distributions (from capital gains)	-	(0.33)	(2.93)	(1.24)		(1.04)	(3.64)

Total distributions	-	(0.38)	(3.06)	(1.40)		(1.20)	(3.81)

Net asset value at end of period	$62.22	$60.47	$61.17	$45.39		$39.31	$36.24

Total ReturnB	2.89%	(0.62)%	42.16%	19.12%		12.28%	16.76%

Ratios / supplemental data

Net assets ($000), end of period	$1,735,119	$1,684,412	$1,735,349	$1,303,469		$1,263,423	$1,137,705

Ratio of expenses to average net assets

Before custodian fee creditsC	0.92%	0.91%	0.96%	1.02%		1.08%	1.09%

After custodian fee creditsC	0.92%	0.90%	0.96%	1.02%		1.08%	1.09%

Ratio of net investment income after custodian fee credits to average net assetsC	0.18%	0.09%	0.19%	0.36%		0.34%	0.45%

Portfolio turnover rateB	6%	7%	5%	0%	D	0%	0%

Institutional Shares (AMIGX)	Period ended		Year ended May 31,

Selected data per share of outstanding capital stock throughout each period:	Nov. 30, 2022	2022	2021	2020		2019	2018

Net asset value at beginning of period	$60.80	$61.50	$45.60	$39.49		$36.37	$34.53

Income from investment operations

Net investment incomeA	0.13	0.22	0.24	0.28		0.23	0.25

Net gains (losses) on securities (both realized and unrealized)	1.71	(0.38)	18.84	7.34		4.15	5.49

Total from investment operations	1.84	(0.16)	19.08	7.62		4.38	5.74

Less distributions

Dividends (from net investment income)	-	(0.21)	(0.25)	(0.27)		(0.22)	(0.26)

Distributions (from capital gains)	-	(0.33)	(2.93)	(1.24)		(1.04)	(3.64)

Total distributions	-	(0.54)	(3.18)	(1.51)		(1.26)	(3.90)

Net asset value at end of period	$62.64	$60.80	$61.50	$45.60		$39.49	$36.37

Total ReturnB	3.03%	(0.40)%	42.53%	19.39%		12.54%	17.03%

Ratios / supplemental data

Net assets ($000), end of period	$1,694,024	$1,489,810	$1,291,092	$859,154		$724,520	$565,740

Ratio of expenses to average net assets

Before custodian fee creditsC	0.68%	0.64%	0.71%	0.79%		0.84%	0.86%

After custodian fee creditsC	0.67%	0.64%	0.71%	0.78%		0.84%	0.86%

Ratio of net investment income after custodian fee credits to average net assetsC	0.43%	0.32%	0.43%	0.60%		0.58%	0.70%

Portfolio turnover rateB	6%	7%	5%	0%	D	0%	0%

A	Calculated using average shares outstanding
B	Not annualized for periods of less than one year
C	Annualized for periods of less than one year
D	Amount is less than 0.5%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2022	19

Amana Developing World Fund: Performance Summary

Average Annual Returns (as of November 30, 2022)

	1 Year	5 Year	10 Year	Expense Ratio[1]

Investor Shares (AMDWX)	-13.87%	2.58%	1.47%	1.21%

Institutional Shares (AMIDX)[2]	-13.62%	2.77%	n/a	0.99%

MSCI Emerging Markets Index	-17.43%	-0.42%	2.06%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on November 30 2012, to an identical amount invested in the MSCI Emerging Markets Index, a broad-based international equity index. The graph shows that an investment in Investor Shares of the Fund would have risen to $11,576 versus $12,269 in the Index. Investor Shares are used in this chart because they have a longer track record. Please note that investors cannot invest directly in the Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, expense ratios shown in this table are as stated in the Funds’ most recent prospectus, which is dated September 30, 2022, and incorporates results for the fiscal year ended May 31, 2022. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

[2]	Institutional shares of the Amana Developing World Fund began operations September 25, 2013.

Fund Objective

The objective of the Developing World Fund is long-term capital growth, consistent with Islamic principles.

Top 10 Holdings

% of Total Net Assets

Samsung SDI	3.2%

Bangkok Dusit Medical Services NVDR	3.0%

Rio Tinto ADR	3.0%

Ford Otomotiv Sanayi	2.9%

Infosys ADR	2.9%

Unilever ADR	2.8%

Clicks Group	2.7%

Southern Copper	2.7%

Unicharm	2.6%

Kimberly-Clark de Mexico, Class A	2.6%

Portfolio Diversification

% of Total Net Assets

Household Products	12.1%	∎
Electronics Components	7.6%	∎
Health Care Facilities	5.9%	∎
Telecom Carriers	4.9%	∎
Communications Equipment	4.7%	∎
Semiconductor Devices	4.3%	∎
Steel Raw Material Suppliers	3.0%	∎
Other industries < 3.0%	38.6%	∎
Other Assets (net of liabilities)	18.9%	∎

20	Semi-Annual Report	November 30, 2022

Amana Developing World Fund: Schedule of Investments	As of November 30, 2022

Common Stocks – 81.1%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Communications

Telecom Carriers

Saudi Telecom	175,000	$2,021,306	$1,798,997	Saudi Arabia	2.5%

Telekomunikasi Indonesia ADR	67,000	1,390,444	1,707,160	Indonesia	2.4%

		3,411,750	3,506,157		4.9%

Consumer Discretionary

Apparel, Footwear & Accessory Design

VF	26,000	1,352,339	853,320	United States	1.2%

Automobiles

Ford Otomotiv Sanayi	87,000	1,216,294	2,081,984	Turkey	2.9%

Home Products Stores

Wilcon Depot	3,000,000	1,113,120	1,711,686	Philippines	2.4%

		3,681,753	4,646,990		6.5%

Consumer Staples

Food & Drug Stores

Clicks Group	110,000	1,097,433	1,923,488	South Africa	2.7%

Household Products

Colgate-Palmolive	18,000	1,090,802	1,394,640	United States	2.0%

Kimberly-Clark de Mexico, Class A	1,100,000	1,948,896	1,871,722	Mexico	2.6%

LG Household & Health Care	3,000	2,467,641	1,513,918	South Korea	2.1%

Unicharm	51,000	1,907,386	1,877,214	Japan	2.6%

Unilever ADR	39,000	1,920,205	1,964,820	United Kingdom	2.8%

		9,334,930	8,622,314		12.1%

Packaged Food

Indofood CBP Sukses Makmur	2,500,000	1,468,008	1,605,027	Indonesia	2.2%

		11,900,371	12,150,829		17.0%

Financials

Islamic Banking

BIMB Holdings	1,386,700	1,124,235	798,460	Malaysia	1.1%

Islamic Insurance Carriers

Syarikat Takaful Malaysia Keluarga	499,981	502,967	400,826	Malaysia	0.6%

Real Estate Owners & Developers

SM Prime Holdings	2,200,000	1,195,553	1,426,152	Philippines	2.0%

		2,822,755	2,625,438		3.7%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2022	21

Amana Developing World Fund: Schedule of Investments	As of November 30, 2022

Common Stocks – 81.1%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Health Care

Generic Pharma

Hikma Pharmaceuticals	76,000	$2,380,551	$1,376,216	Jordan	2.0%

Health Care Facilities

Bangkok Dusit Medical Services NVDR	2,500,000	1,649,593	2,153,670	Thailand	3.0%

IHH Healthcare	1,000,000	1,310,388	1,308,136	Malaysia	1.8%

KPJ Healthcare	3,600,992	847,689	762,185	Malaysia	1.1%

		3,807,670	4,223,991		5.9%

Health Care Services

Fleury	510,000	2,479,795	1,745,421	Brazil	2.4%

		8,668,016	7,345,628		10.3%

Industrials

Rail Freight

Canadian Pacific Railway	18,746	1,326,467	1,535,485	Canada	2.2%

Rubber & Plastic

Hartalega Holdings	1,100,000	1,851,613	430,300	Malaysia	0.6%

Waste Management

Sunny Friend Environmental Technology	220,000	1,756,100	989,182	Taiwan	1.4%

		4,934,180	2,954,967		4.2%

Materials

Agricultural Chemicals

Quimica y Minera Chile ADR	18,000	1,448,389	1,784,880	Chile	2.5%

Base Metals

Southern Copper	31,000	1,553,631	1,891,620	Peru	2.7%

Cement & Aggregates

UltraTech Cement	2,000	157,180	174,304	India	0.2%

Precious Metal Mining

Barrick Gold	101,740	2,272,996	1,660,397	Canada	2.3%

Steel Raw Material Suppliers

Rio Tinto ADR	31,000	2,399,283	2,127,840	China[2]	3.0%

		7,831,479	7,639,041		10.7%

Continued on next page.

22	Semi-Annual Report	November 30, 2022	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund: Schedule of Investments	As of November 30, 2022

Common Stocks – 81.1%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Technology

Communications Equipment

Samsung Electronics	35,000	$1,673,798	$1,681,713	South Korea	2.4%

Sercomm	600,000	1,568,864	1,642,207	Taiwan	2.3%

		3,242,662	3,323,920		4.7%

Computer Hardware & Storage

Advantech	127,685	914,496	1,389,893	Taiwan	1.9%

Electronics Components

Delta Electronics	180,000	1,087,325	1,779,969	China[2]	2.5%

KCE Electronics NVDR	1,000,000	2,065,604	1,384,646	Thailand	1.9%

Samsung SDI	4,000	1,840,901	2,258,112	South Korea	3.2%

		4,993,830	5,422,727		7.6%

IT Services

Infosys ADR	100,000	2,158,609	2,035,000	India	2.9%

Semiconductor Devices

NVIDIA	8,500	1,777,820	1,438,455	United States	2.0%

Qualcomm	13,000	1,618,318	1,644,370	China[2]	2.3%

		3,396,138	3,082,825		4.3%

Semiconductor Manufacturing

Taiwan Semiconductor ADR	21,000	843,194	1,742,580	Taiwan	2.4%

		15,548,929	16,996,945		23.8%

Total investments		$58,799,233	$57,865,995		81.1%

Other assets (net of liabilities)			13,468,643		18.9%

Total net assets			$71,334,638		100.0%

[1]	Country of domicile unless otherwise indicated
[2]	Denotes a country or region of primary exposure

ADR: American Depositary Receipt

NVDR: Thai Non-Voting Depository

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2022	23

Amana Developing World Fund: Schedule of Investments	As of November 30, 2022

Countries

Other assets (net of liabilities) 18.9%

24	Semi-Annual Report	November 30, 2022	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund

Statement of Assets and Liabilities

As of November 30, 2022

Assets

Investments in securities, at value (Cost $58,799,233)	$57,865,995

Cash	13,764,014

Dividends receivable	94,966

Receivable for Fund shares sold	59,595

Prepaid expenses	9,079

Total assets	71,793,649

Liabilities

Payable for securities purchased	372,599

Accrued advisory fees	44,051

Accrued audit expenses	15,091

Accrued retirement plan custody fee	14,994

Accrued 12b-1 distribution fees	4,591

Accrued Chief Compliance Officer expenses	3,424

Accrued other liabilities	3,392

Payable for Fund shares redeemed	738

Accrued trustee expenses	131

Total liabilities	459,011

Net Assets	$71,334,638

Analysis of Net Assets

Paid-in capital (unlimited shares authorized, without par value)	$71,692,767

Total distributable earnings	(358,129)

Net assets applicable to Fund shares outstanding	$71,334,638

Net asset value per Investor Share	AMDWX

Net assets, at value	$23,985,160

Shares outstanding	2,076,060

Net asset value, offering and redemption price per share	$11.55

Net asset value per Institutional Share	AMIDX

Net assets, at value	$47,349,478

Shares outstanding	4,078,729

Net asset value, offering and redemption price per share	$11.61

Statement of Operations
Period ended November 30, 2022

Investment income

Dividend Income (net of foreign tax of $98,389)	$721,130

Miscellaneous income	177

Total investment income	721,307

Expenses

Investment advisory fees	263,450

12b-1 distribution fees	27,426

Filing and registration fees	24,397

Custodian fees	22,105

Audit fees	10,569

Retirement plan custodial fees

Investor Shares	24

Institutional Shares	8,140

Printing and postage fees	4,214

Other expenses	935

Trustee fees	241

Chief Compliance Officer expenses	50

Legal fees	50

Total gross expenses	361,601

Less custodian fee credits	(21,600)

Net expenses	340,001

Net investment income	$381,306

Net realized gain from investments and foreign currency	$335,434

Net decrease in unrealized appreciation on investments and foreign currency	(2,317,027)

Net loss on investments	$(1,981,593)

Net decrease in net assets resulting from operations	$(1,600,287)

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2022	25

Amana Developing World Fund

Statements of Changes in Net Assets	Period ended November 30, 2022	Year ended May 31, 2022

Increase in net assets from operations

From operations

Net investment income	$381,306	$1,237,099

Net realized gain on investment	335,434	7,693,254

Net decrease in unrealized appreciation	(2,317,027)	(18,312,459)

Net decrease in net assets	(1,600,287)	(9,382,106)

Distributions to shareowners

Net dividend and distribution to shareowners - Investor Shares	-	(283,941)

Net dividend and distribution to shareowners - Institutional Shares	-	(735,354)

Total distributions	-	(1,019,295)

Capital share transactions

Proceeds from the sale of shares

Investor Shares	3,143,505	9,575,173

Institutional Shares	4,638,655	21,983,609

Value of shares issued in reinvestment of dividends and distributions

Investor Shares	-	282,410

Institutional Shares	-	733,732

Cost of shares redeemed

Investor Shares	(1,748,082)	(5,824,543)

Institutional Shares	(2,936,811)	(11,305,135)

Total capital share transactions	3,097,267	15,445,246

Total increase in net assets	1,496,980	5,043,845

Net assets

Beginning of period	69,837,658	64,793,813

End of period	$71,334,638	$69,837,658

Shares of the Fund sold and redeemed

Investor Shares (AMDWX)

Number of shares sold	283,800	724,874

Number of shares issued in reinvestment of dividends and distributions	-	21,170

Number of shares redeemed	(158,593)	(441,889)

Net increase in number of shares outstanding	125,207	304,155

Institutional Shares (AMIDX)

Number of shares sold	419,300	1,652,790

Number of shares issued in reinvestment of dividends and distributions	-	54,838

Number of shares redeemed	(267,319)	(849,481)

Net increase in number of shares outstanding	151,981	858,147

26	Semi-Annual Report	November 30, 2022	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund: Financial Highlights

Investor Shares (AMDWX)	Period ended	Year ended May 31,

Selected data per share of outstanding capital stock throughout each period:	Nov. 30, 2022	2022	2021	2020	2019	2018

Net asset value at beginning of period	$11.85	$13.70	$9.67	$9.33	$10.05	$9.97

Income from investment operations

Net investment incomeA	0.06	0.21	0.05	0.04	0.03	0.03

Net gains (losses) on securities (both realized & unrealized)	(0.36)	(1.90)	3.98	0.34	(0.70)	0.07

Total from investment operations	(0.30)	(1.69)	4.03	0.38	(0.67)	0.10

Less distributions

Dividends (from net investment income)	-	(0.16)	-	(0.04)	(0.05)	(0.02)

Total distributions	-	(0.16)	-	(0.04)	(0.05)	(0.02)

Net asset value at end of period	$11.55	$11.85	$13.70	$9.67	$9.33	$10.05

Total ReturnB	(2.53)%	(12.47)%	41.68%	4.02%	(6.70)%	0.98%

Ratios / supplemental data

Net assets ($000), end of period	$23,985	$23,123	$22,553	$13,253	$15,026	$15,067

Ratio of expenses to average net assets

Before custodian fee creditsC	1.24%	1.21%	1.20%	1.34%	1.36%	1.37%

After custodian fee creditsC	1.17%	1.14%	1.14%	1.29%	1.31%	1.32%

Ratio of net investment income after custodian fee credits to average net assetsC	1.02%	1.59%	0.44%	0.38%	0.35%	0.27%

Portfolio turnover rateB	2%	30%	3%	9%	9%	20%

Institutional Shares (AMIDX)	Period ended	Year ended May 31,

Selected data per share of outstanding capital stock throughout each period:	Nov. 30, 2022	2022	2021	2020	2019	2018

Net asset value at beginning of period	$11.90	$13.77	$9.70	$9.36	$10.08	$9.99

Income from investment operations

Net investment incomeA	0.07	0.24	0.08	0.04	0.05	0.05

Net gains (losses) on securities (both realized and unrealized)	(0.36)	(1.90)	3.99	0.36	(0.72)	0.07

Total from investment operations	(0.29)	(1.66)	4.07	0.40	(0.67)	0.12

Less distributions

Dividends (from net investment income)	-	(0.21)	-	(0.06)	(0.05)	(0.03)

Total distributions	-	(0.21)	-	(0.06)	(0.05)	(0.03)

Net asset value at end of period	$11.61	$11.90	$13.77	$9.70	$9.36	$10.08

Total ReturnB	(2.44)%	(12.24)%	41.96%	4.20%	(6.58)%	1.17%

Ratios / supplemental data

Net assets ($000), end of period	$47,349	$46,715	$42,241	$18,959	$15,127	$16,034

Ratio of expenses to average net assets

Before custodian fee creditsC	1.03%	0.99%	0.97%	1.21%	1.19%	1.19%

After custodian fee creditsC	0.96%	0.92%	0.91%	1.16%	1.14%	1.14%

Ratio of net investment income after custodian fee credits to average net assetsC	1.23%	1.80%	0.65%	0.43%	0.54%	0.44%

Portfolio turnover rateB	2%	30%	3%	9%	9%	20%

A	Calculated using average shares outstanding
B	Not annualized for periods of less than one year
C	Annualized for periods of less than one year

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2022	27

Amana Participation Fund: Performance Summary

Average Annual Returns (as of November 30, 2022)

	1 Year	5 Year	10 Year	Expense Ratio[1]

Investor Shares (AMAPX)[2]	-5.21%	1.31%	n/a	0.80%

Institutional Shares (AMIPX)[2]	-4.86%	1.55%	n/a	0.56%

FTSE IdealRatings Sukuk Index	-8.42%	2.20%	n/a	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Institutional Shares of the Fund on September 28, 2015, to an identical amount invested in the FTSE IdealRatings Sukuk Index, a measurement of global Islamic fixed-income securities, also known as sukuk. The graph shows that an investment in Institutional Shares of the Fund would have risen to $11,306 versus $12,093 in the Index. Institutional Shares are used in this chart because they represent the larger share class in terms of assets. Please note that investors cannot invest directly in the Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, expense ratios shown in this table are as stated in the Funds’ most recent prospectus, which is dated September 30, 2022, and incorporates results for the fiscal year ended May 31, 2022. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

[2]	The Amana Participation Fund commenced operations September 28, 2015.

Fund Objective

The objectives of the Participation Fund are capital preservation and current income, consistent with Islamic principles. Capital preservation is its primary objective.

Top 10 Holdings

% of Total Net Assets

Kuwait Financial Bank Tier 1 (3.60% due 06/30/2090)	4.2%

Almarai (4.311% due 03/05/2024)	4.0%

Investment Corporate of Dubai (5.00% due 02/01/2027)	4.0%

Equate (3.944% due 02/21/2024)	3.8%

Gulf International Bank (3.85% due 12/15/2022)	3.6%

Dubai International Finance Centre (4.325% due 11/12/2024)	3.4%

Tabreed (5.50% due 10/31/2025)	3.3%

TNB Global Ventures Cap (3.244% due 10/19/2026)	3.2%

Abu Dhabi Islamic Bank Capital Invest Two (7.125% due 09/20/2070)	3.0%

Saudi Telecom (3.89% due 05/13/2029)	2.9%

Portfolio Diversification

% of Total Net Assets

Financials	32.2%	∎
Foreign Government Sukuk	19.7%	∎
Utilities	10.1%	∎
Bank Time Deposits	6.0%	∎
Industrials	4.4%	∎
Consumer Discretionary	4.0%	∎
Materials	3.8%	∎
Communications	2.9%	∎
Technology	2.0%	∎
Other Assets (net of liabilities)	14.9%	∎

28	Semi-Annual Report	November 30, 2022

Amana Participation Fund: Consolidated Schedule of Investments	As of November 30, 2022

Corporate Sukuk – 59.4%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

Communications

Saudi Telecom[2]	3.89% due 05/13/2029	$6,450,000	$6,082,479	Saudi Arabia	2.9%

Consumer Discretionary

Almarai[2]	4.311% due 03/05/2024	8,580,000	8,424,304	Saudi Arabia	4.0%

Financials

Abu Dhabi Islamic Bank Capital Invest Two[2]	7.125% due PERP	6,200,000	6,222,853	United Arab Emirates	3.0%

Al Hilal Bank[2]	4.375% due 09/19/2023	1,324,000	1,310,106	United Arab Emirates	0.6%

Dubai International Finance Centre[2]	4.325% due 11/12/2024	7,300,000	7,119,610	United Arab Emirates	3.4%

Dubai Islamic Bank[2]	2.95% due 02/20/2025	6,200,000	5,887,257	United Arab Emirates	2.8%

Emirates Islamic Bank[2]	1.827% due 09/23/2025	4,000,000	3,631,293	United Arab Emirates	1.8%

Investment Corporate of Dubai[2]	5.00% due 02/01/2027	8,350,000	8,268,099	United Arab Emirates	4.0%

Islamic Development Bank Trust Services[2]	1.957% due 10/02/2024	500,000	473,107	Saudi Arabia	0.2%

Kuwait Financial Bank Tier 1[2]	3.60% due PERP	9,500,000	8,793,010	Kuwait	4.2%

Majid Al Futtaim[2]	4.50% due 11/03/2025	4,600,000	4,464,282	United Arab Emirates	2.1%

Majid Al Futtaim[2]	4.638% due 05/14/2029	3,650,000	3,496,246	United Arab Emirates	1.7%

Mar Sukuk Ltd[2]	2.21% due 09/02/2025	2,000,000	1,838,776	Cayman Islands	0.9%

National Commercial Bank Tier 1[2]	3.50% due PERP	5,550,000	5,073,810	Saudi Arabia	2.4%

Noor[2]	4.471% due 04/24/2023	1,000,000	994,717	United Arab Emirates	0.5%

Qatar International Bank[2]	3.982% due 03/26/2024	5,650,000	5,546,120	Qatar	2.7%

Sharjah Islamic Bank[2]	2.85% due 06/23/2025	4,300,000	4,047,026	United Arab Emirates	1.9%

			67,166,312		32.2%

Industrials

DP World Crescent[2]	3.908% due 05/31/2023	4,500,000	4,457,652	United Arab Emirates	2.1%

DP World Salaam[2]	6.00% due PERP	4,800,000	4,745,241	United Arab Emirates	2.3%

			9,202,893		4.4%

Materials

Equate[2]	3.944% due 02/21/2024	8,000,000	7,839,572	United Arab Emirates	3.8%

Technology

Axiata SPV2[2]	4.357% due 03/24/2026	4,150,000	4,053,554	Malaysia	2.0%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2022	29

Amana Participation Fund: Consolidated Schedule of Investments	As of November 30, 2022

Corporate Sukuk – 59.4%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

Utilities

Saudi Electric Global[2]	4.222% due 01/27/2024	$2,000,000	$1,975,418	Saudi Arabia	0.9%

Saudi Electric Global[2]	4.00% due 04/08/2024	1,200,000	1,178,480	Saudi Arabia	0.6%

Saudi Electric Global[3]	4.00% due 04/08/2024	1,500,000	1,476,846	Saudi Arabia	0.7%

Saudi Electric Global[2]	5.06% due 04/08/2043	1,000,000	933,328	Saudi Arabia	0.5%

Saudi Electric Global[2]	5.50% due 04/08/2044	2,000,000	1,978,617	Saudi Arabia	0.9%

Tabreed[2]	5.50% due 10/31/2025	6,950,000	6,982,361	United Arab Emirates	3.3%

TNB Global Ventures Cap[2]	3.244% due 10/19/2026	7,140,000	6,600,930	Malaysia	3.2%

			21,125,980		10.1%

Total Corporate Sukuk	(Cost $132,087,049)		$123,895,094		59.4%

Government Sukuk – 19.7%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

Foreign Government Sukuk

Department of Finance Dubai[2]	5.00% due 04/30/2029	$5,000,000	$5,059,374	United Arab Emirates	2.4%

Islamic Development Bank[2]	3.389% due 09/26/2023	3,500,000	3,459,380	Saudi Arabia	1.7%

International Islamic Liquidity Management[2]	3.32% due 12/08/2022	2,000,000	1,999,767	Luxembourg	1.0%

International Islamic Liquidity Management[2]	3.95% due 01/19/2023	3,000,000	2,999,465	Luxembourg	1.4%

Kingdom of Saudi Arabia[2]	3.628% due 04/20/2027	4,500,000	4,341,648	Saudi Arabia	2.1%

Kingdom of Saudi Arabia[2]	4.303% due 01/19/2029	3,500,000	3,445,896	Saudi Arabia	1.7%

Malaysia Sovereign[2]	4.236% due 04/22/2045	2,000,000	1,868,241	Malaysia	0.9%

Perusahaan Penerbit SBSN[2]	4.55% due 03/29/2026	5,685,000	5,651,283	Indonesia	2.7%

Perusahaan Penerbit SBSN[2]	4.45% due 02/20/2029	3,050,000	2,990,861	Indonesia	1.4%

Perusahaan Penerbit SBSN[2]	3.550% due 06/09/2051	7,280,000	5,502,289	Indonesia	2.6%

Ras Al Khaimah[2]	3.094% due 03/31/2025	3,950,000	3,789,718	United Arab Emirates	1.8%

Total Government Sukuk	(Cost $43,615,594)		$41,107,922		19.7%

Bank Time Deposits – 6.0%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

Bank Time Deposits

Gulf International Bank	3.85% due 12/15/2022	7,500,000	7,500,000	United States	3.6%

Arab Banking Corp, NY Branch	1.72% due 02/13/2023	1,000,000	1,000,000	United States	0.4%

Arab Banking Corp, NY Branch	3.31% due 05/15/2023	2,000,000	2,000,000	United States	1.0%

Arab Banking Corp, NY Branch	3.45% due 08/11/2023	2,000,000	2,000,000	United States	1.0%

Total Bank Time Deposits	(Cost $12,500,000)		$12,500,000		6.0%

Total investments	(Cost $188,203,143)		$177,503,016		85.1%

Other assets (net of liabilities)			31,193,469		14.9%

Total net assets			$208,696,485		100.0%

[1]	Denotes a country or region of primary exposure.
[2]

Security was purchased pursuant to Regulation S under the Securities Act of 1933 which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At November 30, 2022, the aggregate value of these securities was $163,526,170 representing 78.4% of net assets.

[3]

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At November 30, 2022, the net value of these securities was $1,476,846 representing 0.7% of net assets.

PERP: Security is perpetual in nature and has no stated maturity

30	Semi-Annual Report	November 30, 2022	The accompanying notes are an integral part of these financial statements.

Amana Participation Fund: Consolidated Schedule of Investments	As of November 30, 2022

Sukuk Quality Diversification

% of Total Net Assets

Rated “AAA”	1.9%	∎
Rated “A+”	6.2%	∎
Rated “A”	2.4%	∎
Rated “A-”	11.2%	∎
Rated “BBB+”	3.2%	∎
Rated “BBB”	16.3%	∎
Rated “BBB-”	12.8%	∎
Rated “BB”	2.3%	∎
Rated “B+”	3.0%	∎
Not Rated	25.8%	∎

Other Assets (net of liabilities)	14.9%	∎

Credit ratings are the lesser of S&P Global Ratings or Moody’s Investors Service. If neither S&P nor Moody’s rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the fund or its shares. Ratings may be subject to change.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2022	31

Amana Participation Fund

Consolidated Statement of Assets and Liabilities

As of November 30, 2022

Assets

Investments in securities, at value (Cost $188,203,143)	$177,503,016

Cash	29,755,986

Interest receivable	1,590,711

Receivable for Fund shares sold	67,472

Prepaid expenses	8,708

Total assets	208,925,893

Liabilities

Payable for Fund shares redeemed	99,879

Accrued advisory fees	84,655

Accrued audit expenses	22,985

Accrued retirement plan custody fee	10,057

Accrued 12b-1 distribution fees	5,031

Accrued other expenses	2,663

Accrued legal expenses	1,329

Distributions payable	1,306

Accrued trustee expenses	1,017

Accrued Chief Compliance Officer expenses	486

Total liabilities	229,408

Net Assets	$208,696,485

Analysis of Net Assets

Paid-in capital (unlimited shares authorized, without par value)	$220,982,537

Total distributable earnings	(12,286,052)

Net assets applicable to Fund shares outstanding	$208,696,485

Net asset value per Investor Share	AMAPX

Net assets, at value	$24,890,973

Shares outstanding	2,578,743

Net asset value, offering and redemption price per share	$9.65

Net asset value per Institutional Share	AMIPX

Net assets, at value	$183,805,512

Shares outstanding	18,976,607

Net asset value, offering and redemption price per share	$9.69

Consolidated Statement of Operations

Period ended November 30, 2022

Investment income

Sukuk Income	$2,735,974

Miscellaneous income	126

Total investment income	2,736,100

Expenses

Investment advisory fees	532,596

12b-1 distribution fees	30,704

Filing and registration fees	28,416

Custodian fees	20,757

Retirement plan custodial fees

Investor Shares	42

Institutional Shares	5,951

Printing and postage fees	4,987

Audit fees	3,740

Other operating expenses	2,935

Chief Compliance Officer expenses	2,143

Legal fees	1,681

Trustee fees	382

Total gross expenses	634,334

Less custodian fee credits	(20,757)

Net expenses	613,577

Net investment income	$2,122,523

Net realized loss from investments	$(1,425,147)

Net increase in unrealized depreciation on investments	(3,788,269)

Net loss on investments	$(5,213,416)

Net decrease in net assets resulting from operations	$(3,090,893)

32	Semi-Annual Report	November 30, 2022	The accompanying notes are an integral part of these financial statements.

Amana Participation Fund

Consolidated Statements of Changes in Net Assets	Period ended November 30, 2022	Year ended May 31, 2022

Increase (decrease) in net assets from operations

From operations

Net investment income	$2,122,523	$4,039,827

Net realized loss on investment	(1,425,147)	(729,144)

Net decrease in unrealized appreciation	(3,788,269)	(11,554,928)

Net decrease in net assets	(3,090,893)	(8,244,245)

Distributions to shareowners

Net dividend and distribution to shareowners - Investor Shares	(155,458)	(403,616)

Net dividend and distribution to shareowners - Institutional Shares	(1,422,689)	(3,416,755)

Total distributions	(1,578,147)	(3,820,371)

Capital share transactions

Proceeds from the sale of shares

Investor Shares	3,070,780	12,131,609

Institutional Shares	26,566,823	110,517,839

Value of shares issued in reinvestment of distributions

Investor Shares	153,112	396,693

Institutional Shares	1,409,289	3,373,456

Cost of shares redeemed

Investor Shares	(2,534,936)	(8,787,913)

Institutional Shares	(27,053,701)	(59,591,919)

Total capital share transactions	1,611,367	58,039,765

Total increase (decrease) in net assets	(3,057,673)	45,975,149

Net assets

Beginning of period	211,754,158	165,779,009

End of period	$208,696,485	$211,754,158

Shares of the Fund sold and redeemed

Investor Shares (AMAPX)

Number of shares sold	315,636	1,177,129

Number of shares issued in reinvestment of dividends and distributions	15,779	38,997

Number of shares redeemed	(260,015)	(856,814)

Net increase in number of shares outstanding	71,400	359,312

Institutional Shares (AMIPX)

Number of shares sold	2,712,932	10,670,740

Number of shares issued in reinvestment of dividends and distributions	144,679	330,547

Number of shares redeemed	(2,784,061)	(5,816,685)

Net increase in number of shares outstanding	73,550	5,184,602

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2022	33

Amana Participation Fund: Financial Highlights

Investor Shares (AMAPX)	Period ended		Year ended May 31,

Selected data per share of outstanding capital stock throughout each period:	Nov. 20, 2022	A	2022	A	2021	A	2020	2019	2018

Net asset value at beginning of period	$9.86		$10.42		$10.12		$9.97	$9.76	$10.07

Income from investment operations

Net investment incomeB	0.09		0.18		0.19		0.24	0.24	0.22

Net gains (losses) on securities (both realized & unrealized)	(0.24)		(0.57)		0.30		0.14	0.21	(0.31)

Total from investment operations	(0.15)		(0.39)		0.49		0.38	0.45	(0.09)

Less distributions

Dividends (from net investment income)	(0.06)		(0.17)		(0.19)		(0.23)	(0.24)	(0.22)

Total distributions	(0.06)		(0.17)		(0.19)		(0.23)	(0.24)	(0.22)

Paid-in capital from early redemption feesC	n/a		n/a		n/a		n/a	n/a	0.00

Net asset value at end of period	$9.65		$9.86		$10.42		$10.12	$9.97	$9.76

Total ReturnD	(1.51)%		(3.83)%		4.90%		3.88%	4.70%	(0.94)%

Ratios / supplemental data

Net assets ($000), end of period	$24,891		$24,722		$22,375		$16,531	$20,612	$18,212

Ratio of expenses to average net assets

Before custodian fee creditsE	0.81%		0.80%		0.82%		0.88%	0.88%	0.87%

After custodian fee creditsE	0.79%		0.78%		0.80%		0.86%	0.87%	0.85%

Ratio of net investment income after custodian fee credits to average net assetsE	1.78%		1.71%		1.86%		2.34%	2.46%	2.18%

Portfolio turnover rateD	11%		15%		19%		34%	22%	7%

Institutional Shares (AMIPX)	Period ended		Year ended May 31,

Selected data per share of outstanding capital stock throughout each period:	Nov. 20, 2022	A	2022	A	2021	A	2020	2019	2018

Net asset value at beginning of period	$9.89		$10.45		$10.16		$10.00	$9.79	$10.11

Income from investment operations

Net investment incomeB	0.10		0.20		0.22		0.26	0.27	0.24

Net gains (losses) on securities (both realized & unrealized)	(0.23)		(0.57)		0.29		0.16	0.21	(0.32)

Total from investment operations	(0.13)		(0.37)		0.51		0.42	0.48	(0.08)

Less distributions

Dividends (from net investment income)	(0.07)		(0.19)		(0.22)		(0.26)	(0.27)	(0.24)

Total distributions	(0.07)		(0.19)		(0.22)		(0.26)	(0.27)	(0.24)

Paid-in capital from early redemption feesC	n/a		n/a		n/a		n/a	n/a	0.00

Net asset value at end of period	$9.69		$9.89		$10.45		$10.16	$10.00	$9.79

Total ReturnD	(1.28)%		(3.58)%		5.04%		4.23%	4.93%	(0.80)%

Ratios / supplemental data

Net assets ($000), end of period	$183,806		$187,032		$143,404		$100,023	$55,716	$44,729

Ratio of expenses to average net assets

Before custodian fee creditsE	0.57%		0.56%		0.58%		0.63%	0.64%	0.62%

After custodian fee creditsE	0.55%		0.54%		0.56%		0.61%	0.63%	0.60%

Ratio of net investment income after custodian fee credits to average net assetsE	2.02%		1.97%		2.10%		2.53%	2.70%	2.45%

Portfolio turnover rateD	11%		15%		19%		34%	22%	7%

A	Consolidated
B	Calculated using average shares outstanding
C	Amount is less than $0.01
D	Not annualized for periods of less than one year
E	Annualized for periods of less than one year

34	Semi-Annual Report	November 30, 2022	The accompanying notes are an integral part of these financial statements.

Notes To Financial Statements (Consolidated with respect to the Amana Participation Fund)

Note 1 – Organization

Amana Mutual Funds Trust (the “Trust”) was organized as a Delaware Statutory Trust on March 11, 2013, and is the successor to Amana Mutual Funds Trust, an Indiana Business Trust (“Prior Trust”) organized on July 26, 1984, pursuant to a reorganization on July 19, 2013. Each Fund is a series of the Trust and the Income, Growth, and Developing World Funds are successors to the corresponding series of the Prior Trust. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. The Trust restricts its investments to those acceptable to Muslims by investing in accordance with Islamic principles. Four portfolio series have been created. The Income Fund was first authorized to sell shares of beneficial interest to the public on June 23, 1986. The Growth Fund began operations on February 3, 1994. The Developing World Fund began operations on September 28, 2009. Institutional shares of Income, Growth, and Developing World Funds were first offered September 25, 2013. The Participation Fund (both Investor and Institutional Shares) began operations September 28, 2015. The Participation Fund is a nondiversified fund.

Each Fund is an investment company and accordingly follows the investment accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund and has in all respects the same rights and obligations as each other class of the Fund, except that each class bears its own class expenses, and each class has exclusive voting rights on matters affecting that class. Each class of shares may be subject to different investment minimums and other conditions of eligibility as may be described in the prospectus for the particular class of shares, as from time to time in effect.

Income, realized and unrealized capital gains and losses, and expenses to be paid by a Fund and not allocated to a particular class as provided below, shall be allocated to each class on the basis of relative net assets. Expenses allocable to a specific class are expenses specifically incurred by or for such class including the following:

•	Distribution fees;
•	Retirement plan custodial fees; and
•	Any applicable service fees.

Net investment income dividends and capital gain distributions paid by the Fund on each class of its shares will be calculated in the same manner on the same day and at the same time.

Commencing in the year ended May 31, 2021, the Participation Fund utilizes a wholly-owned subsidiary to achieve its investment objective (see Note 2).

Investment risks:

Income, Growth, Developing World, and Participation Funds: The value of the shares of each of the Funds rises and falls as the value of the securities in which the Funds invest goes up and down. The Funds limit the securities they purchase to those consistent with Islamic principles. This limits opportunities and may affect performance. Each of the Funds may invest in securities that are not traded in the United States. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. These risks include currency and market fluctuations, and political or social instability. The risks of foreign investing are generally magnified in the smaller and more volatile securities markets of the developing world.

Growth Fund: The smaller and less seasoned companies that may be in the Growth Fund have a greater risk of price volatility.

Participation Fund: While the Participation Fund does not invest in conventional bonds, risks similar to those of conventional fixed-income funds apply. These include: diversification and concentration risk, liquidity risk, interest rate risk, credit risk, and high-yield risk. The Participation Fund also includes risks specific to investments in Islamic fixed-income instruments. The structural complexity of sukuk, along with the weak infrastructure of the sukuk market, increases risk. As compared to rights of conventional bondholders, holders of sukuk may have limited ability to pursue legal recourse to enforce the terms of the sukuk or to restructure the sukuk in order to seek recovery of principal. Sukuk are also subject to the risk that some Islamic scholars may deem certain sukuk as not meeting Islamic investment principles subsequent to the sukuk being issued.

The Funds may invest substantially in one or more sectors, which can increase volatility and exposure to issues specific to a particular sector or industry.

Please see each Fund’s Summary Prospectus, the Funds’ Prospectus, and Statement of Additional Information for a more detailed discussion of the risks affecting the Funds.

Note 2 – Unaudited Information

The information in this interim report has not been subject to independent audit.

Note 3 – Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:

Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at latest bid price.

Foreign markets may close before the time as of which the Funds’ share prices are determined. Because of this, events occurring after the close and before the determination of the Funds’ share prices may have a material effect on the values of some or all of the Funds’ foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith under the direction of the Board of Trustees. The Board of Trustees has designated the adviser (Saturna Capital) as each Fund’s valuation designee to perform fair value functions in accordance with valuation policies and procedures adopted by the adviser, subject to the Board of Trustee’s oversight.

Semi-Annual Report	November 30, 2022	35

Notes To Financial Statements (continued)

Security transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Sukuk certificates in which the Participation Fund invests are valued based on evaluated prices supplied by an independent pricing service, which include valuations provided by market makers and other participants, provided that there is sufficient market activity on which the pricing service can base such valuations. Where market activity is insufficient for making such determinations, the independent pricing service uses proprietary valuation methodologies and may consider a variety of factors, such as yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, and other factors in order to calculate the security’s fair value.

Foreign currency:

Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Share Valuation Inputs as of November 30, 2022
	Level 1	Level 2	Level 3
Funds	Quoted Price	Significant Observable Input	Significant Unobservable Input	Total

Income Fund

Consumer Discretionary	$75,911,814	$-	$-	$75,911,814

Consumer Staples	$152,316,444	$-	$-	$152,316,444

Health Care	$413,657,824	$-	$-	$413,657,824

Industrials	$363,549,020	$-	$-	$363,549,020

Materials	$154,302,380	$-	$-	$154,302,380

Technology	$272,483,010	$27,580,494	$-	$300,063,504

Total Common Stocks	$1,432,220,492	$27,580,494	$-	$1,459,800,986

Total Assets	$1,432,220,492	$27,580,494	$-	$1,459,800,986

Growth Fund

Common Stocks[1]	3,142,404,616	$-	$-	$3,142,404,616

Total Assets	$3,142,404,616	$-	$-	$3,142,404,616

Developing World Fund

Common Stocks

Communications	$1,707,160	$1,798,997	$-	$3,506,157

Consumer Discretionary	$853,320	$3,793,670	$-	$4,646,990

Consumer Staples	$3,359,460	$8,791,369	$-	$12,150,829

Financials	$-	$2,625,438	$-	$2,625,438

Health Care	$-	$7,345,628	$-	$7,345,628

Industrials	$1,535,485	$1,419,482	$-	$2,954,967

Materials	$7,464,737	$174,304	$-	$7,639,041

Technology	$6,860,405	$10,136,540	$-	$16,996,945

Total Common Stocks	$21,780,567	$36,085,428	$-	$57,865,995

Total Assets	$21,780,567	$36,085,428	$-	$57,865,995

Participation Fund

Corporate Sukuk[1]	$-	$123,895,094	$-	$123,895,094

Government Sukuk[1]	$-	$41,107,922	$-	$41,107,922

Bank Time Deposits[1]	$-	$12,500,000	$-	$12,500,000

Total Assets	$-	$177,503,016	$-	$177,503,016

[1]	See the Schedule of Investments for additional details.

36	Semi-Annual Report	November 30, 2022

Notes To Financial Statements (continued)

Share valuation:

Each Fund computes the share price of each share class by dividing the net assets attributable to each share class by the outstanding shares of that class. Each share class represents an interest in the same investment portfolio. Each share class is identical in all respects except that each class bears its own class expenses, and each class has exclusive voting rights. As a result of the differences in the expenses borne by each share class, the share price and distributions will vary among a Fund’s share classes. The Funds’ shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is both the offering and redemption price per share.

Fair value measurements:

Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below.

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 —

Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The table on page 36 is a summary of the inputs used as of November 30, 2022, in valuing the Funds’ investments carried at fair value.

Investment concentration:

The fundamental policies of the Funds prohibit earning interest, in accordance with Islamic principles. Consequently, cash is held in non-interest-bearing deposits with the Funds’ custodian or other banks. “Other assets (net of liabilities)” in the Funds’ Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification (“ASC”) 825, “Financial Instruments,” identifies these items as a concentration of credit risk. The risk is managed by careful financial analysis and review of the custodian’s operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

ReFlow Liquidity Program:

The Funds may participate in the ReFlow Fund, LLC (“ReFlow”) liquidity program, which is designed to provide an alternative liquidity source on days when redemptions of Fund shares exceed purchases. Under the program, ReFlow is available to provide cash to the Funds to meet all, or a portion, of daily net shareowner redemptions. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 14 days) or at other times at ReFlow’s discretion. For use of the ReFlow service, a participating Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily “Dutch auction” among other participating mutual funds seeking liquidity that day. The current minimum fee rate is 0.20% of the value of the Fund shares purchased by ReFlow, although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareowners. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Funds’ in-kind redemption policies. There is no assurance that ReFlow will have sufficient funds available to meet the Funds’ liquidity needs on a particular day. During the period ended November 30, 2022, only the Growth Fund participated in ReFlow. Fees associated with ReFlow are disclosed in the Statements of Operations.

Semi-Annual Report	November 30, 2022	37

Notes To Financial Statements (continued)

Federal income taxes:

Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2019 – 2021) or expected to be taken in the Funds’ 2022 tax returns. The Funds identify their major tax jurisdiction as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications are as of the fiscal year ended May 31, 2022, and have no effect on net assets or NAV per share.

	Income Fund	Growth Fund

Distributed earnings	$(11,817,477)	$(76,988,051)

Paid-in capital	$11,817,477	$76,988,051

	Developing World	Participation Fund

Distributed earnings	$-	$-

Paid-in capital	$-	$-

Distributions to shareowners:

For the Amana Participation Fund, dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month. For the Amana Income Fund, Amana Growth Fund, and Amana Developing World Fund, dividends to shareowners from net investment income, if any, are paid in May and December. As a result of their investment strategies, the Growth and Developing World Funds do not expect to pay income dividends. Distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

Foreign taxes:

Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

Consolidation of Subsidiary – Amana SPV:

The Consolidated Portfolio of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the Amana Participation Fund includes the accounts of AMANA SPV, a wholly owned and controlled subsidiary. AMANA SPV is a C-Corporation incorporated as an exempted company under the company’s law of the Cayman Islands on January 21, 2019, and is not subject to Cayman Islands taxes at the present time. For its income tax purpose, the SPV is not subject to US income taxes, however the SPV’s net income and capital gains will be included each year in the Amana Participation Fund’s taxable income. All inter-company accounts and transactions have been eliminated in consolidation.

The Amana Participation Fund may invest up to 25% of its total assets in the segregated portfolio vehicle (“SPV”) which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of the Amana Participation Fund’s investments in the SPV is as follows:

	Inception Date of SPV	SPV Net Assets at Nov. 30, 2022	% of Fund Net Assets at Nov. 30, 2022

Amana SPV	January 21, 2019	$40,946,184	19.6%

Other:

Dividend income is recognized on the ex-dividend date, and sukuk income is recognized on an accrual basis.

Expenses incurred by the Trust on behalf of the Funds (e.g., professional fees) are allocated to the Funds on the basis of relative daily average net assets. Net investment losses may not be utilized to offset net investment income in future periods for tax purposes.

38	Semi-Annual Report	November 30, 2022

Notes To Financial Statements (continued)

Note 4 – Transactions with Affiliated Persons

Under a contract approved annually by the Board of Trustees of the Trust, including those who are not party to the contract or “interested persons” (as defined in the Investment Company Act of 1940) of such parties or the Trust (the “Independent Trustees”), Saturna Capital Corporation (“Saturna Capital”) provides investment advisory services and certain other administrative services and facilities required to conduct Trust business. Effective December 1, 2020, the Amana Growth Fund, Amana Income Fund, and Amana Developing World Fund each pay an advisory and administration fee of 0.80% on the first $1 billion of a Fund’s average daily net assets, 0.65% on the next $1 billion, and 0.50% on assets over $2 billion. The Amana Participation Fund pays an advisory and administration fee of 0.50% annually of the average daily net assets. For the fiscal period ended November 30, 2022, the Funds paid the following advisory fees to Saturna Capital:

Advisory fees

Income Fund	$5,585,172

Growth Fund	$10,047,788

Developing World Fund	$263,450

Participation Fund	$532,596

Certain officers and one trustee of Amana are also officers and directors of the investment adviser.

Saturna Brokerage Services, Inc. (“SBS”), a subsidiary of Saturna Capital, is registered as a broker-dealer and acts as distributor. The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act applicable to the Investor Shares of each Fund. The plan provides that the Funds will pay a fee to SBS at an annual rate of up to 0.25% of the average daily net assets applicable to Investor Shares of each Fund. The fee is paid to SBS as reimbursement for expenses incurred for distribution-related activity. For the fiscal period ended November 30, 2022, the Funds paid the following distribution fees to SBS:

Distribution (12b-1) fees

Income Fund Investor Shares (AMANX)	$894,198

Income Fund Institutional Shares (AMINX)	n/a

Growth Fund Investor Shares (AMAGX)	$2,029,110

Growth Fund Institutional Shares (AMIGX)	n/a

Developing World Fund Investor Shares (AMDWX)	$27,426

Developing World Fund Institutional Shares (AMIDX)	n/a

Participation Fund Investor Shares (AMAPX)	$30,704

Participation Fund Institutional Shares (AMIPX)	n/a

For the fiscal period ended November 30, 2022, Saturna Capital spent an additional $2,093,277 of its own resources, and not part of the 12b-1 expense of the Funds, to compensate broker-dealers or other financial intermediaries, or their affiliates, in connection with the sale, distribution, retention, and/or servicing of Fund shares. To the extent that these resources are derived from advisory fees paid by the Funds, these payments could be considered “revenue sharing.” Any such payments will not change the net asset value or the price of a Fund’s shares.

SBS is used to effect equity portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

Saturna Trust Company (“STC”), a subsidiary of Saturna Capital, acts as retirement plan custodian for the Funds. Each class of shares of a Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company. For the fiscal period ended November 30, 2022, the Funds incurred the following retirement plan custodial fees to STC:

Retirement plan custodial fees

Income Fund Investor Shares (AMANX)	$42

Income Fund Institutional Shares (AMINX)	$26,006

Growth Fund Investor Shares (AMAGX)	$73

Growth Fund Institutional Shares (AMIGX)	$38,957

Developing World Fund Investor Shares (AMDWX)	$24

Developing World Fund Institutional Shares (AMIDX)	$8,140

Participation Fund Investor Shares (AMAPX)	$42

Participation Fund Institutional Shares (AMIPX)	$5,951

Mr. Nicholas Kaiser serves as a trustee and president of the Trust. He is also a director and the chairman of Saturna Capital Corporation and Saturna Trust Company. He is not compensated by the Trust. For the fiscal period ended November 30, 2022, the Fund's incurred $31,130 of total expenses for the Independent Trustee's compensation and Trust board meetings.

Semi-Annual Report	November 30, 2022	39

Notes To Financial Statements (continued)

On November 30, 2022, the trustees, officers, and their affiliates (including Saturna Capital Corporation) as a group, owned the following percentages of outstanding shares:

Trustees’, officers’, and affiliates’ ownership

Income Fund Investor Shares (AMANX)	0.03%

Income Fund Institutional Shares (AMINX)	1.64%

Growth Fund Investor Shares (AMAGX)	0.02%

Growth Fund Institutional Shares (AMIGX)	0.95%

Developing World Fund Investor Shares (AMDWX)	0.94%

Developing World Fund Institutional Shares (AMIDX)	6.25%

Participation Fund Investor Shares (AMAPX)	0.02%

Participation Fund Institutional Shares (AMIPX)	3.31%

The officers of the Trust are paid by Saturna Capital Corporation, not the Trust, except the Chief Compliance Officer, who is partially compensated by the Trust. For the fiscal period ended November 30, 2022, the Funds paid the following compensation expenses for the Chief Compliance Officer:

Chief Compliance Officer

Income Fund	$11,518

Growth Fund	$33,020

Developing World Fund	$50

Participation Fund	$2,143

Note 5 – Distributions to Shareowners

The tax characteristics of distributions paid for the fiscal period ended November 30, 2022 and May 31, 2021, were as follows:

Income Fund	November 30, 2022	May 31, 2022

Ordinary income	$-	$16,773,114

Long-term capital gain[1]	$-	$64,358,796

Growth Fund	November 30, 2022	May 31, 2022

Ordinary income[2]	$-	$6,261,438

Long-term capital gain[1]	$-	$17,070,218

Developing World Fund	November 30, 2022	May 31, 2022

Ordinary income[2]	$-	$1,019,295

Participation Fund	November 30, 2022	May 31, 2022

Ordinary income	$1,578,147	$3,820,371

[1]	Long-Term Capital Gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code.

[2]	By policy, the Growth and Developing World Funds seek to avoid paying income dividends.

Note 6 – Federal Income Taxes

The cost basis of investments for federal income tax purposes at November 30, were as follows:

	Income Fund	Growth Fund

Cost of investments	$484,771,987	$956,993,229

Gross unrealized appreciation	$983,547,178	$2,196,718,268

Gross unrealized depreciation	$(8,518,179)	$(11,306,881)

Net unrealized appreciation	$975,028,999	$2,185,411,387

	Developing World Fund	Participation Fund

Cost of investments	$58,799,233	$188,203,143

Gross unrealized appreciation	$8,315,029	$24,552

Gross unrealized depreciation	$(9,248,267)	$(10,724,679)

Net unrealized depreciation	$(933,238)	$(10,700,127)

As of May 31, 2022, the components of distributable earnings on a tax basis were as follows:

Income Fund

Undistributed ordinary income	$2,112

Accumulated capital gains	$51,557,921

Tax accumulated earnings	$51,560,033

Unrealized appreciation	$963,499,156

Total accumulated earnings	$1,015,059,189

Growth Fund

Undistributed ordinary income	$2,865,568

Accumulated capital gains	$79,453,782

Tax accumulated earnings	$82,319,350

Unrealized appreciation	$2,153,924,704

Total accumulated earnings	$2,236,244,054

Developing World Fund

Undistributed ordinary income	$309,535

Accumulated capital and other losses	$(273,542)

Tax accumulated gains	$35,993

Unrealized appreciation	$1,380,201

Post October Losses	$(174,036)

Total accumulated earnings	$1,242,158

Participation Fund

Undistributed ordinary income	$115

Accumulated capital and other losses	$(705,269)

Tax accumulated losses	$(705,154)

Unrealized depreciation	$(6,911,858)

Total accumulated earnings	$(7,617,012)

40	Semi-Annual Report	November 30, 2022

Notes To Financial Statements (continued)

At May 31, 2022, the Funds had the following capital loss carryforwards and loss deferrals, subject to regulation. Prior to their expiration, loss carryforwards may be used to offset future net capital gains realized for federal income tax purposes.

	Income Fund	Growth Fund	Developing World Fund	Participation Fund

Short term loss carryforwards unlimited expiration	$-	$-	$273,542	$603,911

Long term loss carryforwards unlimited expiration	$-	$-	$-	$101,358

Total Capital loss carryforward	$-	$-	$273,542	$705,269

Post-October loss deferral[1]	$-	$-	$174,036	$509,803

[1]	Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of a fund’s next taxable year.

Note 7 – Investments

During the fiscal period ended November 30, 2022, the Funds investment transactions other than redemptions in-kind were as follows:

	Purchases	Sales

Income Fund	$61,588,422	$86,131,064

Growth Fund	$345,344,666	$158,409,854

Developing World Fund	$5,241,050	$1,050,892

Participation Fund	$19,001,539	$25,552,394

During the fiscal period ended November 30, 2022, the Fund’s redemptions in-kind were as follows:

	Purchases	Sales

Growth Fund	$-	$16,281,672

Note 8 – Custodian

Under agreements in place with the Trust’s custodian, UMB Bank, custody fees are reduced by credits for cash balances. For the fiscal period ended November 30, 2022, such reductions were as follows:

Custodian Fee Credits

Income Fund	$32,925

Growth Fund	$63,673

Developing World Fund	$21,600

Participation Fund	$20,757

Note 9 – Subsequent Events

The Funds each declared a distribution to be paid on December 15, 2022, to all share owners of record on December 14, 2022, as follows:

	Dividend Income	Short-Term Capital Gain	Long-Term Capital Gain

Income Fund Investor Shares (AMANX)	$0.250	$-	$3.975

Income Fund Institutional Shares (AMINX)	0.390	-	3.975

Growth Fund Investor Shares (AMAGX)	0.097	-	1.985

Growth Fund Institutional Shares (AMIGX)	0.247	-	1.985

Developing World Fund Investor Shares (AMDWX)	0.084	-	0.031

Developing World Fund Institutional Shares (AMIDX)	0.108	-	0.031

Participation Fund Investor Shares (AMAPX)	Daily	-	-

Participation Fund Institutional Shares (AMIPX)	Daily	-	-

There were no other events or transactions during the period that materially impacted the amounts or disclosures in the Funds’ financial statements.

Note 10 – COVID-19 Pandemic

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are becoming more widely available, the ultimate economic fallout from the pandemic, amid the spread of COVID-19 variants, and the long-term impact on economies, markets, industries and individual companies are not known. The operational and financial performance of individual companies and the market in general depends on future developments, including the duration and spread of any future outbreaks and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Semi-Annual Report	November 30, 2022	41

Expenses

All mutual funds have operating expenses. As an Amana Mutual Fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other Fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund’s gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Amana Funds, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. There are no redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2022 to November 30, 2022).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees charged by custodians other than Saturna Trust Company (note that Saturna does not charge such fees to shareowners directly on Saturna IRAs, ESAs, or HSAs with the Amana Funds), and charges for extra services such as bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees (note that the Amana Funds do not assess any such transactional costs). Therefore, the “Hypothetical” line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [June 1, 2022]	Ending Account Value [November 30, 2022]	Expenses Paid During Period	Annualized Expense Ratio

Income Fund

Investor Shares (AMANX), Actual	$1,000.00	$1,046.30	$5.23	1.02%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.96	$5.16	1.02%

Institutional Shares (AMINX), Actual	$1,000.00	$1,047.60	$3.98	0.78%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.18	$3.93	0.78%

Growth Fund

Investor Shares (AMAGX), Actual	$1,000.00	$1,028.90	$4.67	0.92%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.65	0.92%

Institutional Shares (AMIGX), Actual	$1,000.00	$1,030.30	$3.42	0.67%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.70	$3.41	0.67%

Developing World Fund

Investor Shares (AMDWX), Actual	$1,000.00	$974.70	$5.82	1.17%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.18	$5.95	1.17%

Institutional Shares (AMIDX), Actual	$1,000.00	$975.60	$4.76	0.96%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	$4.87	0.96%

Participation Fund

Investor Shares (AMAPX), Actual	$1,000.00	$984.90	$3.94	0.79%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.10	$4.01	0.79%

Institutional Shares (AMIPX), Actual	$1,000.00	$987.20	$2.73	0.55%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.78	0.55%

Expenses are equal to annualized expense ratios indicated above (based on the most recent semi-annual period of June 1, 2022, through November 30, 2022), multiplied by the average account value over the period, multiplied by 183/365 to reflect the semi-annual period.

42	Semi-Annual Report	November 30, 2022

Renewal of Investment Advisory Contract

During their meeting of September 12, 2022, the Trustees of Amana Mutual Funds Trust (the “Board” or “Trustees”), including the Independent Trustees, discussed the continuance of the Investment Advisory and Administrative Services Agreement between the Trust, on behalf of each Fund, and Saturna Capital Corporation (“Saturna”). The Trustees also considered Saturna’s management of a wholly-owned subsidiary of Amana Participation Fund that invests in the same securities and assets in which the Fund invests. In evaluating the agreements, the Board, including the Independent Trustees, considered the factors it deemed relevant, including the nature, quality and extent of services provided, the performance of each Fund, expenses and fees, the profitability of Saturna, the potential for economies of scale that may be shared with each Fund and its shareholders as each Fund’s assets grow, and any other benefits derived by Saturna from its relationship with the Funds. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the decision to approve the agreements, and each Trustee may have given different weights to different factors, and, thus, each Trustee may have had a different basis for his decision.

The Trustees considered Saturna’s specific responsibilities in all aspects of day-to-day management of the Funds as well as the qualifications, experience and responsibilities of the Funds’ portfolio managers and other key personnel at Saturna. The Trustees considered that the Funds offer a full range of high-quality investor services, including unique services for Islamic investors. The Trustees discussed Saturna’s experience, ability, and commitment to quality service through performing internally such functions as shareowner servicing, administration, retirement plans, accounting, marketing, and distribution – all in addition to investment management. The Trustees took into consideration Saturna’s continued avoidance of significant operational and regulatory compliance problems, plus its continued investments in infrastructure, information management systems, personnel, training, compliance, and investor education materials, all designed to meet investor needs with high quality services. They recognized Saturna’s efforts to recruit and retain qualified, experienced, and specialized staff and improve the capital base on which Saturna operates, which the Trustees believe is important to the long-term success of the Funds. The Trustees recognized Saturna’s focus on investors and its efforts to avoid conflicts of interest.

The Trustees considered the investment performance of each Fund over time, including comparative information from Morningstar, Inc. (“Morningstar”) and Thomas Reuters Lipper (“Lipper”), which provide independent analysis of mutual fund data and, among other things, rank mutual fund performance within categories comprised of similarly managed funds. The Trustees considered and discussed each Fund’s performance relative to the Fund’s Morningstar category for the one-, three-, five-, ten-, and fifteen-year periods, as applicable, and the related Morningstar rankings (one through five stars) for the three-, five-, and ten-year periods, as applicable, ended as of July 31, 2022. The Trustees also noted the high ratings for sustainability assigned to the Amana Growth Fund and Amana Developing World Fund by Morningstar. The Trustees also considered certain rating information from Lipper of each Fund’s performance within its assigned Lipper category.

The Trustees considered the short-, medium-, and long-term investment performance of Amana Income Fund, Amana Growth Fund, and Amana Developing World Fund, and the short-term and medium-term performance of Amana Participation Fund, each relative to their Morningstar categories, and noted that the Funds were managed for the long term. The Trustees noted that the short-term performance of Amana Income Fund was in the first quartile for its Morningstar category for the one-year period, medium-term performance was in the third quartile for the three- and five-year periods and long-term performance was in the fourth and third quartiles, respectively, for the ten- and fifteen-year periods. The Trustees noted that the short-, medium-, and long-term investment performance of Amana Growth Fund was in the first quartile for its Morningstar category for the one-, three-, five-, ten- and fifteen-year periods. The Trustees noted that both the short- and medium-term performance of the Amana Developing World Fund was in the first quartile for its Morningstar category for the one-, three- and five-year periods, and that the Fund’s long-term performance was in the fourth quartile for the ten-year period. The Trustees noted that the Amana Participation Fund’s performance was in the first quartile for its Morningstar category for the one-, three- and five-year periods. The Trustees noted the risk-averse investment style used by Saturna to manage the Funds and considered other factors which can affect a Fund’s performance relative to the Fund’s broader Morningstar categories. In evaluating such performance data, the Trustees noted that Islamic investment restrictions to which the Funds adhere increase Saturna’s research expenses and obligations and impose constraints on Saturna’s selection of the Funds’ portfolio investments that impact performance. The Trustees found that Saturna continued to manage the Funds in a manner that is designed to be acceptable to Islamic investors and that the risk averse approach also is attractive non-Islamic long-term investors. The Trustees noted Saturna’s decades of dedicated service provided to Amana Mutual Fund Trust and its shareowners.

Recognizing the investment mandates of the Funds, the Trustees also considered the performance of the Funds as compared to a more limited group of other funds with similar investment objectives and strategies, including faith-based managed funds, and with a range of asset sizes. The Trustees considered these comparative performance data, along with the comparative data published by Morningstar, as well as each Fund’s performance relative to its benchmark, to evaluate each Fund’s performance over near-term and long-term time periods, as applicable. When evaluating the Funds’ performance record, the Board noted that relative performance comparisons, especially over limited periods of time, is only one of the factors that it deems relevant to its consideration of each Fund’s agreement. The Board noted that, after considering all relevant factors, it may be appropriate to approve the continuation of the agreement notwithstanding a Fund’s underperformance relative to its Morningstar peer group during certain periods.

The Trustees also reviewed the fees and expenses of the Funds and considered the components of each Fund’s operating expenses. The Trustees noted that the net expense ratios for both share classes of Amana Income Fund were above their respective Morningstar category average expense ratios, the net expense ratio for the Amana Growth Fund Institutional share class was below and the Investor share class was above the Morningstar category average expense ratios, and the net expense ratios for both share classes of Developing World Fund and Amana Participation Fund were below the Morningstar category average expense ratios. The Trustees also noted that, effective in 2019, Saturna agreed to reduce the breakpoints in the investment advisory fee for Amana Income Fund, Amana Growth Fund, and Amana Developing World Fund, by five basis points at each asset level, and effective December 1, 2020, Saturna had agreed to a

Semi-Annual Report	November 30, 2022	43

Renewal of Investment Advisory Contract

further reduction in the advisory fee breakpoints for these Funds at higher asset levels in excess of $1 billion. The Trustees noted that these actions were expected to lower the Funds’ advisory fees at higher asset levels. In light of the services provided by Saturna, the Trustees found each Fund’s advisory fee structure and expense ratios to be reasonable given the size of each Fund, the services provided, and the expenses incurred by the adviser. They noted the significant sponsorship of the Funds by Saturna evidenced, in part, by the amount of fees and expenses paid by Saturna out of its own resources to brokerage platforms and similar unaffiliated intermediaries. The Trustees noted that the expenses imposed by intermediaries are often borne by funds and the Trustees appreciated that Saturna’s efforts help make the Funds more widely available and otherwise less expensive had the Funds borne these expenses. The Trustees recognized that the competitive performance record of Amana Income Fund and Amana Growth Fund over the long term had likely contributed to their asset size, which over time has resulted in lower expense ratios due to overall costs being spread over a larger asset base.

The Trustees reviewed Saturna’s financial information and discussed the issue of Saturna’s profitability related to its management and administration of the Funds. They discussed the reasonableness of Saturna’s profitability with respect to each of the Funds as part of their evaluation of whether the advisory fees bear a reasonable relationship to the mix of services provided by Saturna, including the nature, extent, and quality of such services.

The Trustees considered the extent to which advisory fees paid to Saturna reflect economies of scale. The Trustees considered the fact that fee breakpoints lower the operating expenses and expense ratios of the Funds as assets grow and demonstrate the benefits of economies of scale are being shared with shareowners. In this connection, the Board noted that the investment advisory fee rate schedules for each Fund other than the Amana Participation Fund include breakpoints that reduce the fee rate as Fund assets increase above certain levels, and that Saturna had agreed, in 2019 and 2020, to reduce the breakpoints in the investment advisory fee for Amana Income Fund, Amana Growth Fund and Amana Developing World Fund as described above. With respect to the Amana Participation Fund, the Board determined that the investment advisory fees are reasonable and appropriate and that breakpoints in the fee schedule are unnecessary based on the current level of the Fund’s assets and the level of its actual advisory fee as compared to peers. The Trustees considered and compared the fees charged by Saturna to other types of advisory accounts for which Saturna serves as an investment adviser, including non-mutual fund advisory clients and individual advisory clients. The Trustees noted the significant differences between the full range of services Saturna provides to the Funds, including investment advisory and administrative services, transfer agency services, and other services, as compared to the investment advisory services provided to the other advisory accounts. The Trustees also considered how the various services provided to those other accounts, which include Saturna’s investment management, research, and customer service operations performed for those accounts, benefit the Funds.

The Trustees considered potential benefits to Saturna and to its other businesses from acting as investment adviser for the Funds, but also noted that Saturna’s other business lines also potentially benefit the Funds. The Trustees also noted that there were no soft dollar arrangements with respect to trading in the Funds’ portfolios and that Saturna’s affiliated broker, Saturna Brokerage Services, voluntarily waives brokerage commissions for executing each Fund’s portfolio transactions, resulting in lower transaction costs for the Funds.

The Trustees concluded that the fees paid by each Fund to Saturna were, from an arm’s-length bargaining perspective, reasonable and in the best interest of the Fund and its shareowners in light of the services provided, comparative performance, expense and advisory fee information, costs of services provided, profits to be realized, and benefits derived or to be derived by Saturna from its relationship with the Funds. Following this discussion, the Trustees unanimously agreed, based on their business judgment, to renew the Investment Advisory and Administrative Services Agreements with respect to Amana Income Fund, Amana Growth Fund, Amana Developing World Fund, and Amana Participation Fund.

44	Semi-Annual Report	November 30, 2022

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Semi-Annual Report	November 30, 2022	45

Availability of Quarterly Portfolio Information

(1)	The Amana Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT.

(2)	The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov.

(3)	The Funds make a complete schedule of portfolio holdings after the end of each month available at www.amanafunds.com

Availability of Proxy Voting Information

(1)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-888-732-6262; (b) on the Funds’ website at www. amanafunds.com; and (c) on the SEC’s website at www.sec.gov.

(2)

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-888-732-6262; (b) on the Funds’ website at www.amanafunds.com; and (c) on the SEC’s website at www.sec.gov.

Householding Policy

To reduce expenses, we may mail only one copy of the Funds’ prospectus, each annual and semi-annual report, and proxy statements, when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-888-732-6262 or write to us at Saturna Capital/Amana Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies thirty days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-888-732-6262 or write to us at Saturna Capital/Amana Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

46	Semi-Annual Report	November 30, 2022

Privacy Statement

At Saturna Capital and the Amana Mutual Funds Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain non-public information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareowner reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies’ use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information please call us at 1-800-728-8762.

Semi-Annual Report	November 30, 2022	47

This report is for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus. Amana Mutual Funds Trust began operations in 1986. Saturna Capital Corporation, with extensive experience in mutual funds, invests the Trust’s portfolios and handles daily operations under supervision of Amana’s Board of Trustees. 1300 N. State Street Bellingham, WA 98225 1-800-728-8762 www.amanafunds.com Investment Adviser, Saturna Capital Corporation Administrator, and Transfer Agent Bellingham, WA Custodian UMB Bank Kansas City, MO Independent Registered Tait, Weller & Baker LLP Public Accounting Firm Philadelphia, PA Legal Counsel K & L Gates LLP Washington, DC This report is printed on paper with a minimum of 30% post-consumer fiber using soy-based inks. It is 100% recyclable.

Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

a. The Registrant’s President and Treasurer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

b. There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30e-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

Exhibits included with this filing:

(a)(1) Code of Ethics.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

(c) Registrant's Rule 30e-3 Notice pursuant to Item 1(b) of Form N-CSRS. Attached hereto as EX-99.30e-3Notice.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMANA MUTUAL FUNDS TRUST

By:

/s/ Nicholas Kaiser, President
Signature and Title

Nicholas Kaiser, President
Printed name and Title

January 30, 2023
Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Nicholas Kaiser, President
Signature and Title

Nicholas Kaiser, President
Printed name and Title

January 30, 2023
Date

By:

/s/ Christopher Fankhauser, Treasurer
Signature and Title

Christopher Fankhauser, Treasurer
Printed name and Title

January 30, 2023
Date